March 24, 2001

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2001 Annual Meeting of Stockholders of Inland Retail Real Estate Trust, Inc. The meeting will be held on Thursday, April 26, 2001 at 9:00 a.m., local time, at the Renaissance Orlando Hotel - Airport, 5445 Forbes Place, Orlando, Florida 32812. I hope you will attend.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement contain a description of the formal business to be acted upon by the stockholders. At this year's meeting, you will be entitled to vote on the election of five directors, the ratification of KPMG LLP's appointment as our independent auditors for 2001 and the adoption of our amended and restated charter. Also enclosed is our 2000 Annual Report to Stockholders. I encourage you to read the materials carefully. Our directors and officers, as well as representatives of KPMG LLP, will be available at the meeting to answer any questions you may have.

It is important that your shares be represented at the meeting regardless of the size of your holdings. Accordingly, whether or not you intend to be present at the meeting in person, I urge you to submit your proxy as soon as possible . You may do this by completing, signing and dating the enclosed proxy card and returning it promptly in the envelope provided. This will ensure that your shares will be represented at the meeting and voted in accordance with your wishes. If you attend the meeting, you may, if you wish, withdraw any proxy previously given and vote your shares in person.

Thank you for your continued support of and interest in our REIT. I and everyone at Inland Retail Real Estate Trust, Inc. wish you good health, happiness and prosperity.

Sincerely,

Robert D. Parks

Chairman and Chief Executive Officer
INLAND RETAIL REAL ESTATE TRUST, INC.
2901 Butterfield Road
Oak Brook, Illinois 60523
Telephone: (630) 218-8000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE:	April 26, 2001
TIME:	9:00 a.m.
PLACE:	Renaissance Orlando Hotel - Airport 5445 Forbes Place Orlando, Florida 32812

To Our Stockholders:

The purposes of the annual meeting are:

    To elect five directors to hold office until our next annual meeting of stockholders and until their successors are elected and qualify;

    To ratify the appointment of KPMG LLP as our independent auditors for the 2001 fiscal year;

    To approve the Third Articles of Amendment and Restatement of Charter; and

    To transact any other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The Board of Directors has fixed the close of business on March 15, 2001 as the record date for determining stockholders of record entitled to notice of and to vote at the meeting.

A Proxy Statement, proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2000 accompany this notice.

We hope to have the maximum number of stockholders present in person or by proxy at the meeting. To assure your representation at the meeting, please submit your proxy by completing, signing, dating and mailing the enclosed proxy card. Your cooperation in promptly submitting your proxy will be very much appreciated. For specific instructions, please refer to the instructions on the proxy card.

You may use the enclosed envelope which requires no further postage if mailed in the United States to return your proxy. If you attend the meeting, you may revoke your proxy and vote in person, if you desire.

By order of the Board of Directors,
SCOTT W. WILTON
Secretary

INLAND RETAIL REAL ESTATE TRUST, INC.
2901 Butterfield Road
Oak Brook, Illinois 60523

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 26, 2001

INTRODUCTION

Our Board of Directors is furnishing you this Proxy Statement to solicit proxies on its behalf to be voted at our 2001 Annual Meeting of Stockholders to be held on Thursday, April 26, 2001, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. We encourage your participation in the voting at the meeting and solicit your support on each proposal to be presented.

This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about March 24, 2001.

Unless the context otherwise requires, all references to "our," "we" and "us" in this Proxy Statement relate to Inland Retail Real Estate Trust, Inc. ("IRRETI" or the "Company") and those entities owned or controlled directly or indirectly by IRRETI, including Inland Retail Real Estate Limited Partnership, which is IRRETI's operating partnership (the "Operating Partnership"), and any entities owned or controlled by the Operating Partnership.

The mailing address of our principal executive offices is 2901 Butterfield Road, Oak Brook, Illinois 60523.

Record Date and Outstanding shares - The close of business on March 15, 2001 is the record date fixed by our Board of Directors for determining the holders of record of Common Stock, $.01 par value per share, of the Company entitled to notice of and to vote at the Annual Meeting. Each of the outstanding shares of Common Stock, as of the record date, is entitled to one vote on all matters to be voted upon at the meeting. On the record date, there were              shares of Common Stock issued and outstanding, our only outstanding voting securities.

Voting of Proxies - Votes cast by proxy or in person at the meeting will be tabulated by an inspector of election appointed for the meeting. Each executed and returned proxy will be voted in accordance with the directions indicated on it. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted by giving written notice of the revocation to our Secretary, by delivering a later dated proxy (which automatically revokes the earlier proxy), or by voting in person at the meeting.

Quorum; Abstentions and Broker Non-Votes - Presence in person or by proxy at the meeting of holders of a majority of our issued and outstanding shares constitutes a quorum. Abstentions and broker non-votes will count toward the presence of a quorum. A "broker non-vote" occurs when a nominee (such as a custodian or bank) holding shares for a beneficial owner returns a signed proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Stockholder List - A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of, and number of shares registered in the name of, each stockholder, will be open to the examination of any stockholder by no later than April 16 and continuing through the date of the Annual Meeting. The list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours. The list will also be produced and kept at the time and place of the meeting during the whole meeting; it may be inspected by any stockholder who is present.

ELECTION OF DIRECTORS

ITEM NO. 1: To elect five individuals to serve as directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualify.

Our Board of Directors consists of five individuals. A majority of these individuals must be "Independent Directors" which means that the individual:

    is not affiliated and has not been affiliated within the two years prior to becoming an Independent Director, directly or indirectly, with us, Inland Real Estate Investment Corporation ("IREIC" or our "Sponsor"), or Inland Retail Real Estate Advisory Services, Inc. (our "Advisor") whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or as an officer or director of IRRETI, our Sponsor, our Advisor or any of their affiliates; and

    does not serve as a director for more than two other real estate investment trusts ("REITs") organized by us or our Advisor or advised by our Advisor; and performs no other services for us, except as a director.

We currently have three Independent Directors, all of whom are nominees for reelection as Independent Directors. Our other two directors are considered "Affiliated Directors" because they are affiliated with us or our affiliates.

The election of members of the Board is conducted on an annual basis. Each individual elected to the Board serves a one-year term and until his or her successor is elected and qualifies. Accordingly, the term of office of each of our current directors will expire at the 2001 Annual Meeting of Stockholders. At that meeting each current director will be nominated to stand for reelection as a director to hold office until our Annual Meeting of Stockholders to be held in 2002 and until his successor is elected and qualifies. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, should any nominee be unable or unwilling to accept the office of director, and if the Board shall designate a substitute nominee, the persons named as proxies will vote for the election of the substitute nominee designated by the Board, and if none, for such other persons as they shall determine. Each current director has been a director since 1998. Information regarding the business experience of each nominee is provided below based upon information furnished to us by the individuals named.

Nominees For Election as Directors - The following sets forth information with regard to the nominees for election to our Board as Independent Directors.

Name, Positions with IRRETI and Age	Business Experience
Daniel K. Deighan Independent Director since 1998 Age 61

Mr. Deighan has been one of our independent directors since September 1998. He is an appraiser who holds the MAI designation from the American Institute of Real Estate Appraisers (the predecessor to the Appraisal Institute) and has over 25 years of appraisal experience. He has testified as an expert witness in numerous counties throughout Florida, and in some courts in New York in eminent domain and other appraisal matters. Mr. Deighan is president of Florida Property Consultants Group, which has its office in Port St. Lucie, Florida. That firm is successor to Deighan Appraisal Associates, Inc. and its predecessors, which Mr. Deighan formed in 1971. Its business is the providing of expert appraisal, consulting and eminent domain services throughout Florida.

Since February 1996, he has been vice-president of Southern Property Consultants, Inc., a firm which specializes in real estate tax appeals.

Deighan Appraisal Associates, Inc. was honored as the "Business of the Year" in 1990 by the Port St. Lucie Chamber of Commerce. Mr. Deighan is past vice chairman of the Martin County Industrial Development Agency and a past president of the Tri-County Tec Foundation and the Economic Council of Martin County, Florida. He received his B.A. Degree from Sienna College, Albany, New York.

Kenneth E. Masick Independent Director since 1998 Age 55

Mr. Masick has been one of our independent directors since December 1998. He has been a partner of Wolf & Company LLP, certified public accountants, since its formation in 1978. That firm, one of the largest in the Chicagoland area, specializes in audit, tax and consulting services to privately owned businesses. Mr. Masick currently is partner-in-charge of the firm's audit and accounting department and is responsible for the firm's quality control. His accounting experience also includes forecasts and projections, feasibility studies and due diligence activities on acquisitions.

Mr. Masick has been in public accounting since his graduation from Southern Illinois University in 1967. He is also licensed as a General Securities Representative. Mr. Masick is a member of the American Institute of Certified Public Accountants and the Illinois CPA Society.

He also serves as treasurer and director of Oak Brook Financial Group, Inc., a securities broker dealer firm. All of the mentioned entities with which Mr. Masick is affiliated have their offices in Oak Brook, Illinois.

Michael S. Rosenthal Independent Director since 1998 Age 43

Mr. Rosenthal has been one of our independent directors since October, 1998. He is an attorney who has been in private practice since 1984. He has been a shareholder of the Atlanta, Georgia law firm of Wagner, Johnston & Rosenthal, P.C. since September 1996. From January 1991 through August 1996, Mr. Rosenthal was president and a shareholder of the Atlanta, Georgia law firm of Weinstein, Rosenthal & Tobin, P.C. That law firm's predecessor conducted business as a partnership under the name of Weinstein, Rosenthal & Tobin from 1986 through December 1990, and Mr. Rosenthal served as its managing partner. He represents primarily service industry clients, providing day-to-day business counseling and advice, and services in the areas of mergers and acquisitions, real estate acquisitions and financings, as well as litigation when necessary. Mr. Rosenthal received both his B.A. Degree and his law degree from the University of Florida.

The following sets forth information with regard to the remaining nominees for election to our Board, each of whom is considered an Affiliated Director.

Name, Positions with IRRETI and Age	Business Experience
Robert D. Parks Chairman, Chief Executive Officer and Affiliated Director since our formation in 1998 Age 57

Mr. Parks has been with The Inland Group Inc. ("Inland") and its affiliates since 1968 and is one of the four original principals. He has been our chairman, chief executive officer, and an affiliated director since our formation in 1998. He is a director of The Inland Group as well as chairman of our sponsor. Mr. Parks was president, chief executive officer, chief operating officer and a director of Inland Real Estate Corporation from October 1994 to July 2000. He is still a director of Inland Real Estate Corporation. He is a director of Inland Real Estate Advisory Services, Inc., Inland Investment Advisors, Inc., Partnership Ownership Corp., Inland Southern Acquisitions, Inc. and Inland Southeast Investment Corp. He is a director of our Advisor and a director of Inland Securities Corporation ("Inland Securities").

Mr. Parks is responsible for the ongoing administration of existing investment programs, corporate budgeting and administration for our sponsor. He oversees and coordinates the marketing of all investments and investor relations.

Prior to joining Inland, Mr. Parks was a school teacher in Chicago's public schools. He received his B.A. Degree from Northeastern Illinois University and his M.A. Degree from the University of Chicago. He is a registered Direct Participation Program Limited Principal with the National Association of Securities Dealers, Inc. He is also a member of the Real Estate Investment Association, the Financial Planning Association, the Foundation for Financial Planning, as well as a member of the National Association of Real Estate Investment Trusts, Inc.

Barry L. Lazarus President, Chief Operating Officer and Affiliated Director since our formation in 1998, and Treasurer and Chief Financial Officer since June 1999 Age 54

Mr. Lazarus has been our president, chief operating officer and an affiliated director since our formation in 1998. He has been our treasurer and chief financial officer since June 1999. After a brief career in public accounting, Mr. Lazarus joined The Inland Group in 1973 as its original controller and was later promoted to treasurer. From 1973 to 1979, he supervised all corporate and partnership accounting and tax matters and managed corporate financial affairs. In 1979, Mr. Lazarus relocated to Phoenix, Arizona and formed The Butterfield Company, a development and contracting firm, while also serving as a consultant to investors in several commercial ventures. Between 1979 and 1987, the Butterfield Company successfully completed several projects in conjunction with national real estate firms, including The Inland Group. From 1988 until October 1990, Mr. Lazarus was vice president of finance for UDC Homes, Inc., then a New York Stock Exchange Company and the 20th largest home builder in the United States. His duties included obtaining financing for numerous development and construction projects in the southeastern and southwestern United States, as well as maintaining investor relations.

Mr. Lazarus rejoined Inland in October 1990 and became president of Intervest Midwest Real Estate Corporation, then an affiliate of The Inland Group. Intervest, which has its principal office in Atlanta, Georgia, has been active in land acquisition, development, financing and disposition of real estate assets in the Midwest and the Southeast, for its own account and for others. Mr. Lazarus solely owns Wisconsin and Southern Land Company, Inc., of which he has been president and director since December 1993. Wisconsin and Southern Land Company, Inc., which also has its office in Atlanta, Georgia, is a holding company that acquired Intervest from The Inland Group in 1994. Intervest, pursuant to a service agreement, currently provides property zoning, development and disposition services to Wisconsin Capital Land Fund, L.P., a private placement real estate equity program sponsored by our Sponsor. Mr. Lazarus continues to serve as president of Intervest.

Mr. Lazarus is president of Inland Shelter Group, LLC, Atlanta, Georgia, which has been engaged in the development of apartment buildings in the state of Georgia. He received his B.B.A. Degree from the University of Wisconsin, is a certified public accountant and holds real estate broker licenses in the states of Wisconsin and Georgia.

The Board's Recommendation
The Board of Directors recommends that stockholders vote
FOR
Daniel K. Deighan,
Kenneth E. Masick,
Michael S. Rosenthal,
Robert D. Parks, and
Barry L. Lazarus
its nominees for election as directors
to serve until the next annual meeting of stockholders
and until their successors are elected and qualify.

Vote Required

The vote of a majority of the shares of stock of the Company entitled to vote, present in person or by proxy at a meeting at which a quorum is present, is necessary for the election of a director. There are no cumulative voting rights in the election of directors. For purposes of the election of directors, abstentions will have the effect of votes against nominees, although, as mentioned, they will count toward the presence of a quorum.

Board Meetings in 2000 - Our Board met 16 times during 2000. Each director attended more than 93% of the total number of meetings of the Board and the Committee on which he served.

Committees of the Board of Directors - Our Board has established an Audit Committee comprised of our Independent Directors, Messrs. Deighan, Masick and Rosenthal. These three directors are independent in accordance with rule 303.01(B)(2)(a) of the New York Stock Exchange Listed Company Manual. The Board has adopted a written charter for the Audit Committee. (See Exhibit A).

The Audit Committee is responsible for recommending the engagement of our independent auditors, reviewing the plans and results of the audit engagement with our auditors, approving services performed by and the independence of our independent auditors, considering the range of audit and non-audit fees, and consulting with our independent auditors regarding the adequacy of our internal accounting controls. This committee met five times during 2000.

The Board has also established a Development Committee comprised of Messrs. Lazarus, Deighan, Parks, G. Joseph Cosenza, the vice chairman and director of Inland, Brenda Gujral, president, chief operating officer and director of Inland Securities and president, chief operating officer and director of IREIC, and Steve Sanders, IRRETI's vice president of acquisitions.

We formed the Development Committee in connection with our desire to engage in the development of properties. This committee examines and discusses the development of various properties. It met two times during 2000.

Draft Audit Committee Report

The Inland Retail Real Estate Trust, Inc. (the "Company") Board of Directors' Audit Committee (the "Committee") is comprised of three directors who are not officers of the Company. The Committee is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. Under rule 303.01(B)(2)(a) of the New York Stock Exchange Listed Company Manual, all members are independent. The Board of Directors has adopted a written charter for the Committee, which is included as Exhibit A to this Proxy Statement.

The Committee held five meetings during 2000. The meetings were designed to facilitate and encourage private communication between the Committee and the Company's independent public accountants, KPMG LLP.

During these meetings, the Committee reviewed and discussed the audited financial statements with management and KPMG. The Audit Committee believes that management maintains an effective system of internal controls that results in fairly presented financial statements. Based on these discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

The discussions with KPMG also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committee). The Committee received from KPMG written disclosures and the letter regarding its independence as required by Independence Standards Board Standards No. 1 (Independence Discussions with Audit Committees). This information was discussed with KPMG.

The Audit Committee of the Board of Directors of Inland Retail Real Estate Trust, Inc:

Kenneth E. Masick
Daniel K. Deighan
Michael S. Rosenthal

OUR EXECUTIVE OFFICERS

Our affiliation with the Inland group of companies

Inland, together with its subsidiaries and its and their affiliates (collectively, the "Inland Affiliated Companies"), is a fully integrated real estate company providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction, finance and other related services. IREIC, a subsidiary of Inland and one of the Inland Affiliated Companies, is our Sponsor and organizer. Inland Retail Real Estate Advisory Services, Inc. is a wholly owned subsidiary of IREIC. Inland Securities Corporation ("Inland Securities"), another of the Inland Affiliated Companies, is the Dealer Manager of our initial public offering and our current public offering of securities. Inland Securities was formed in 1984 and is qualified to do business as a securities broker-dealer throughout the United States. Since its formation, Inland Securities has provided the marketing function for distribution of the investment products sponsored by IREIC. Inland Securities does not render such services to anyone other than the Inland Affiliated Companies. Inland Southeast Property Management Corp. ("Inland Management"), which is owned principally by individuals who are affiliates of Inland, is the real estate management agent for our properties. Inland Real Estate Acquisitions, Inc. ("Inland Acquisitions"), one of the Inland Affiliated Companies, has extensive experience in acquiring real estate for investment and assists us in acquiring suitable properties to be purchased by other affiliates from unaffiliated third parties on our behalf. Our senior management includes executives of the mentioned Inland Affiliated Companies. In addition, we have agreements with our Advisor and Inland Management to pay certain compensation to them and other Inland Affiliated Companies for services provided to us. See "Certain Relationships and Related Transactions" below.

Biographies of Our Executive Officers

Our executive officers are appointed by, and serve at the discretion of, the Board. They will continue to serve in their respective offices until they resign or their successors are elected and qualify. There is no family relationship between any of our executive officers and any of our directors. None of our executive officers has a written employment or severance agreement with us. The following sets forth information regarding our executive officers:

Name, Positions with IRRETI and Age	Business Experience
Robert D. Parks Chairman, Chief Executive Officer and an Affiliated Director since our formation in 1998 Age 57	The biography of Mr. Parks is included above under "Election of Directors-Nominees for Election as Directors."
Barry L. Lazarus President, Chief Operating Officer and an Affiliated Director since our formation in 1998, and Treasurer and Chief Financial Officer since June 1999 Age 54	The biography of Mr. Lazarus is included above under "Election of Directors-Nominees for Election as Directors."
Roberta S. Matlin Vice President-Administration since our formation in 1998 Age 56

Ms. Matlin has been our vice president of administration since our formation in 1998. Ms. Matlin joined Inland in 1984 as director of investor administration and currently serves as senior vice president of administration of our Sponsor, directing its day-to-day internal operations. She was also vice president of administration of Inland Real Estate Corporation from March 1995 to July 2000. Ms. Matlin is a director of our Sponsor and of our Dealer Manager. She is president and director of Inland Investment Advisors, Inc. and Intervest Southern Real Estate Corporation. She is also a director of Partnership Ownership Corporation. Until December 31, 2001, she was a director of Inland Apartment Acquisitions, Inc. Prior to joining Inland, she spent 11 years with the Chicago Region of the Social Security Administration of the United States Department of Health and Human Services. Ms. Matlin received her B.A. Degree from the University of Illinois. She is registered with the National Association of Securities Dealers, Inc. as a general securities principal and investment advisor.

Steven D. Sanders Vice-President-Acquisitions since our formation in 1998 Age 51

Mr. Sanders has been our vice president of acquisitions since our formation. Mr. Sanders has been an officer of Inland Acquisitions, one of our affiliates, since 1993 and its senior vice president since 1997. He was president of our property manager between May of 1998 and March of 2000. He has been involved in the real estate industry, continuously, since 1970. His real estate career began with Carlsberg Financial Corporation, in Los Angeles, California, a sponsor of national real estate limited partnerships that acquired office, industrial, multi-family, manufactured home parks and retail properties throughout the United States. As regional director of acquisitions, Mr. Sanders' responsibilities included identification, analysis, negotiations and closings of properties in the eastern United States, on behalf of Carlsberg Financial Corporation sponsored partnerships.

In 1979 and 1980, Mr. Sanders worked for R&B Development, Los Angeles, California, as director of acquisitions for multi-family properties acquired for ultimate conversions to condominiums. In 1981, he formed Irvine Properties, Inc. which offered real estate consultation, brokerage and management services to local and national investors. In 1984, Mr. Sanders joined Univest Real Estate Corporation, Tampa, Florida, an affiliate of Inland, and spearheaded the acquisition of multi-family properties throughout the state of Florida.

In 1988, he formed Florida Country Clubs, Inc., which acquired and operated three golf and country clubs located in Orlando, Florida. In 1991, Mr. Sanders acquired interests in additional golf and country clubs on the east and west coasts of Florida. In 1993, he rejoined Inland at its Oak Brook, Illinois headquarters with the primary responsibility of acquiring shopping centers for Inland Real Estate Corporation.

Scott W. Wilton Secretary since August 2000. Age 41

Mr. Wilton has been our secretary since August 2000. Mr. Wilton joined Inland in January 1995. He is assistant vice president of The Inland Real Estate Group, Inc. and assistant counsel with The Inland Real Estate Group law department. Mr. Wilton is involved in all aspects of our business, including real estate acquisitions and financing, securities law and corporate governance matters, leasing and tenant matters, and litigation management. He received B.S. degrees in economics and history from the University of Illinois at Champaign in 1982 and his law degree from Loyola University of Chicago, Illinois in 1985. Prior to joining Inland, Mr. Wilton worked for the Chicago law firm of Williams, Rutstein, Goldfarb, Sibrava and Midura, Ltd., specializing in real estate and corporate transactions and litigation.

COMPENSATION PAID TO OUR DIRECTORS AND OFFICERS

Director Compensation

Base Compensation. We will pay each of our Independent Directors an annual fee of $5,000 plus $500 for each meeting of the Board or a committee thereof attended in person, a fee of $250 for each meeting of the Board or committee of the Board attended by telephone, and reimbursement of their out-of-pocket expenses incurred. Messrs. Deighan, Masick and Rosenthal were each paid fees of $6,200, $6,200 and $5,700, respectively, in 2000 for their services as Independent Directors. Messrs. Parks and Lazarus do not receive any fees or other remuneration for serving as our Affiliated Directors.

Options. Under our Independent Director Stock Option Plan, each Independent Director is granted a non-qualified stock option to acquire 3,000 shares as of the date they become an Independent Director. Our current Independent Directors were granted a non-qualified Stock Option to acquire 3,000 shares on April 1, 2000. The plan also provides for subsequent grants of options to purchase 500 shares on the date of each annual stockholders' meeting to each Independent Director then in office. Our current Independent Directors were granted a non-qualified Stock Option to acquire 500 shares at our first Annual Meeting on June 1, 2000. The options for the initial 3,000 shares are exercisable as follows: 1,000 shares on the date of grant and 1,000 shares on each of the first and second anniversaries of the date of grant. The options to be granted as of each annual meeting of stockholders will become fully exercisable on the second anniversary of the date of their grant. As of March 1, 2000, we have granted options to purchase 3,500 shares at $9.05 per share to each of the three Independent Directors. The option price for subsequent options will be equal to the fair market value of a share on the last business day preceding the annual meeting of stockholders.

Executive Compensation

With the exception of Barry L. Lazarus, our executive officers will not receive any compensation from us for their services as such officers. Other than Mr. Lazarus, our executive officers are officers of one or more of the Inland Affiliated Companies and are compensated by those entities, in part, for their services rendered to us. We pay our Advisor and its affiliates (which are Inland Affiliated Companies) certain compensation in exchange for services they provide to us. Such compensation is described below under "Certain Relationships and Related Transactions."

Mr. Lazarus will receive an annual salary of $100,000 from us, and reimbursement for his out-of-pocket expenses incurred on our behalf. His "at will" employment is based on an oral agreement. Mr. Lazarus will devote most of his time to our business; however, he will continue to devote some time to Intervest Midwest Real Estate Corporation of which he is President. Mr. Lazarus was paid $35,000 in 2000 for his services as our President, Chief Operating Officer, Treasurer and Chief Financial Officer.

The following table sets forth information regarding the annual compensation we paid to Mr. Lazarus during 1999 and 2000. No information is presented for years prior to 1999 because the Company did not pay Mr. Lazarus a salary until 1999.

Name & Position	Year	Salary

Barry L. Lazarus, President, COO, Treasurer, CFO	1999 2000	$26,250 $35,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into agreements to pay our Advisor and its affiliates certain fees or other compensation for providing services to us. During the year ended December 31, 2000, we paid the following fees or other compensation to our Advisor or its affiliates:

Organization and Offering Costs. IREIC, our Sponsor, advanced certain organization and offering expenses for us, and is entitled to be reimbursed for its actual costs incurred on our behalf in connection with our organization, the initial public offering and the current offering, including legal and accounting fees, registration and filing fees, printing costs and selling expenses. Through December 2000, we incurred a total of $970,837 of organization and offering expenses in connection with our initial public offering, of which $3,540 remained unpaid. In addition, as of December 31, 2000, our Sponsor had advanced approximately $2,000,000 for the payment of offering expenses to non-affiliated third parties in connection with our initial public offering, all of which has been repaid. Our Sponsor has not advanced any reimbursable expenses in connection with our current offering. See "Fees for the Offering of Our Securities" below for an explanation of a portion of such expenses earned by Inland Securities.

Advisor Asset Management Fee. Our Advisor may receive an annual Advisor asset management fee of not more than 1% of our average invested assets, paid quarterly. Our average invested assets are, for any period, the average of the aggregate book value of our assets invested, directly or indirectly, in equity interests and in loans secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of these values at the end of each month during the period. For any year in which we qualify as a REIT, the Advisor must reimburse us:

    to the extent that the Advisor asset management fee plus other operating expenses paid during the previous calendar year exceed 2% of our average invested assets for the calendar year or 25% of our net income for that calendar year; and

    to the extent that stockholders have not received an annual distribution equal to or greater than the 7% annual return on the net investment of stockholders.

Through December 31, 2000, we have incurred $120,000 in Advisor asset management fees, all of which remain unpaid.

Property Management Fees. Inland Management, an affiliate of our Advisor, is entitled to receive property management fees for management and leasing services provided to us. These fees may not exceed 4.5% of the gross income earned by us on the properties managed. For 2000, we incurred and paid property management fees of $926,978.

Fees for the Offering of Our Securities. Inland Securities, an affiliate of our Advisor, served as Dealer Manager of our initial public offering and in that capacity in 2000 earned selling commissions and certain other fees of $8,216,810, of which $88,218 were unpaid as of December 31, 2000. In addition, as of December 31, 2000, Inland Securities has earned the right to purchase from us 506,713.1098 Soliciting Dealer Warrants for an aggregate purchase price of $405.37 Each Warrant will entitle the holder to purchase one share for $12 per share. Inland Securities has informed us that approximately all of these commissions and fees have been reallowed by Inland Securities, and all of those Soliciting Dealer Warrants will be reallowed by Inland Securities, to unaffiliated soliciting broker-dealers responsible for the sale of our shares in the Offering.

Reimbursement of Certain Salaries and Expenses. Our Advisor and its affiliates are entitled to reimbursement for salaries and expenses of employees of the Advisor and its affiliates relating to our initial public offering and our current offering and the administration of our day-to-day operations. The amount of reimbursable expenses were $683,055 in 1999 and $257,840 in 2000.

Additionally, our Advisor and its affiliates are entitled to reimbursement for salaries and expenses of employees of the Advisor and its affiliates relating to selecting, evaluating and acquiring our properties. These amounts are included in building and improvements for those costs relating to properties purchased. These amounts are included in acquisition cost expenses to affiliates for costs relating to properties not acquired.

Property-Level Compensation. An affiliate of the Advisor will provide loan servicing to us for a monthly fee. The fee for each full year will be equal to no more than .05% of the total principal amount of the loans it is servicing for us during that year up to the first $100 million in total principal loan balances. After that, the fee will be a lesser percentage on a sliding scale basis. In addition, we may pay our affiliates for providing other property-level services to us.

All amounts we paid to affiliates are believed by us to be fair and comparable to amounts that would be paid for similar services provided by unaffiliated third parties.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information as of March 1, 2001, regarding the number and percentage of shares beneficially owned by: (i) each director; (ii) each named executive officer; (iii) all directors and executive officers as a group; (iv) any person known to us to be the beneficial owner of more than 5% of our outstanding shares; and (v) IREIC, our Sponsor.

Name of Beneficial Owner	Number of shares Beneficially Owned (1)	Percent of Class (1)
Robert D. Parks	23,105.3086 (2)	*
Barry L. Lazarus	11,049.7240	*
Daniel K. Deighan	2,000.0000 (3)	*
Kenneth E. Masick	4,922.4147 (3)	*
Michael S. Rosenthal	2890.9232 (3)(4)	*

All Directors and Executive Officers as a group (8 persons)	43,968.3705 (2)	*
Macomb County Retirement System (5)	1,374,580.0670	9.58%
IREIC	332,691.7130	*

*Less than 1%

(1) Beneficial ownership includes outstanding shares and shares which are not outstanding that any person has the right to acquire within 60 days after the date of this table. However, any such shares which are not outstanding are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investing power with respect to all shares beneficially owned by them.

(2) Includes 20,000 shares owned by our Advisor. Our Advisor is a wholly-owned subsidiary of IREIC, which is an affiliate of Inland. Mr. Parks is a control person of Inland and disclaims beneficial ownership of these shares owned by our Advisor.

  Includes 2,000 shares issuable upon exercise of options granted to each Independent Director under our Independent Director Stock Option Plan, to the extent that such options are currently exercisable or will become exercisable within 60 days after the date of this table.

  Includes 510 shares held by Mr. Rosenthal as Trustee under The Uniform Gifts to Minors Act for Danielle N. Rosenthal and 375 shares held by Mr. Rosenthal as Trustee under The Uniform Gifts to Minors Act for Gabrielle M. Rosenthal.

(5) The business address of Macomb County Retirement System is 10 North Main, 12th Floor, County Building, Mt. Clemens, Michigan 48043.

Compliance With Section 16(a) Of The Exchange Act - Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of our outstanding shares, to file statements of beneficial ownership and changes in beneficial ownership of our shares with the Securities and Exchange Commission (SEC) and to furnish us with copies of all statements they file. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, we believe that during 2000 all Section 16 filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with by such persons.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR 2001

ITEM NO. 2: To ratify the appointment of KPMG LLP as our independent auditors for 2001.

KPMG LLP has served as our independent auditors since our formation in 1998, and our management believes that they are knowledgeable about our operations and accounting practices and are well qualified to act as our independent auditors. Therefore, the Board, upon the recommendation of its Audit Committee, has appointed KPMG LLP to act as our independent auditors to examine our consolidated financial statements for our 2001 fiscal year. Although our selection of independent auditors does not require your approval, we believe it is desirable to obtain your concurrence to our selection.

One or more representatives of KPMG LLP are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees - The aggregate fees billed for professional services rendered for the audit of our 2000 annual financial statements and the reviews of our financial statements included in our Forms 10-Q were $58,000.

Financial Information Systems Design and Implementation Fees - We paid no Financial Information Systems Designated Implementation fees for 2000 to our principal accountant, KPMG LLP.

All Other Fees - Other than the fees listed above, the aggregate fees billed for services rendered by KPMG LLP were $117,500.

The Audit Committee has considered whether the provision of the services covered under "All Other Fees" is compatible with maintaining KPMG LLP's independence.

The Board's Recommendation

The Board of Directors recommends that stockholders vote

FOR

the ratification of the appointment of KPMG LLP

as our independent auditors for 2001.

Vote Required

Provided a quorum is present, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote, is required to ratify the appointment. For purposes of the vote on the appointment, abstentions will have the effect of votes against the proposal, although they will count toward the presence of a quorum.

APPROVAL OF THE THIRD ARTICLES OF AMENDMENT
AND RESTATEMENT OF CHARTER

ITEM NO. 3: To approve the Third Articles of Amendment and Restatement of Charter as set forth below in order to take advantage of recent changes in the Maryland General Corporation Law.

The Board of Directors has declared advisable, and directed that there be submitted to the stockholders for approval, the Third Articles of Amendment and Restatement of Charter ("Charter"). In the event that stockholder approval is received, the Charter as attached in Exhibit B will become IRRETI's charter. Below we have outlined the substantive changes to the Charter; certain ministerial changes are also included in the version of the Charter attached as Exhibit B.

Amendment of Charter to Increase or Decrease Authorized Shares

Section 2-105(a)(12) of the Maryland General Corporation Law ("MGCL") permits a corporation to provide by its charter that the board of directors, with the approval of a majority of the entire board, and without action by the stockholders, may amend the charter to increase or decrease the aggregate number of shares of stock of the corporation or the number of shares of stock of any class that the corporation has authority to issue. The Board recommends that Article VI, Section 1 of the Charter be amended to include such a provision.

Facts Ascertainable Outside the Charter

Section 2-105(b)(2) of the MGCL states that any of the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of any class or series of stock may be made dependent upon facts ascertainable outside the charter and may vary among holders thereof, provided that the manner in which such facts or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the charter. The Board recommends amendment of the Charter to so provide.

Rights of Objecting Stockholders

In 2000, the MGCL was amended to provide that a Maryland corporation may provide in its charter that stockholders are not entitled to exercise the rights of an objecting stockholder under Title 3, Section 2 of the MGCL. MGCL # 3-202(c)(4). The Board recommends amending the Charter to avail itself of this provision.

Authorization by the Board of Stock Issuance

The Board recommends the addition of a provision to the Charter to clarify that the Board may authorize the issuance from time to time of shares of stock of the Company of any authorized class or series, or securities or rights convertible into shares of stock of the Company of any authorized class or series, for such consideration as the Board deems advisable.

Restrictions on Ownership and Transferability of shares

Article IX of the Charter sets forth restrictions on the ownership and transferability of shares of stock of the Company. The Board suggests amendment of Article IX so that such restrictions more closely parallel the restrictions on ownership and transferability of shares of stock adopted recently by other Maryland real estate investment trusts.

Extraordinary Actions

Article XIV, Sections 2 and 3 of the Charter provide, among other matters, that a majority of the outstanding shares of stock of the Company may, without the necessity for concurrence by the directors, vote to amend the Charter and to dissolve the Company. The Board recommends amendment of Article XIV, Section 3 of the Charter to clarify that, notwithstanding any provision of law permitting or requiring such action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, the holders of a majority of the then outstanding voting shares of stock of the Company may, at a duly called meeting of such holders, vote to amend the Charter or to dissolve the Company. In addition, Article XIV, Section 3 of the Charter currently provides that such action may be taken by written consent signed by the holders of a majority of the then outstanding voting shares of stock of the Company. In accordance with Section 2-505(a) of the MGCL, which permits action outside of a meeting only by the unanimous written consent of the stockholders, the Board recommends amendment of Article XIV, Section 3 of the Charter to permit such action only by unanimous written consent signed by the holders of the then outstanding voting shares of the Company.

Limitation of Liability

Article XV, Section 2 of the Charter sets forth certain situations in which a director or officer of the Company may be liable to the Company or to a stockholder for money damages. The Board recommends amendment of Article XV, Section 2 of the Charter to provide simply that, to the maximum extent that Maryland law, in effect from time to time, permits limitation of the liability of directors and officers of a corporation, no director or officer of the Company shall be liable to the Company or to any stockholder for money damages.

If the proposed Charter is approved, the appropriate officers of the Company will execute and file with the Secretary of State of the State of Maryland a Charter in the form set forth in Exhibit B to this Proxy Statement.

The Board's Recommendation

The Board of Directors recommends that stockholders vote

FOR

the proposed Third Articles of Amendment and Restatement of Charter.

Vote Required

The approval of holders of at least a majority of the outstanding voting shares is required to approve the proposed Third Articles of Amendment and Restatement of Charter. For purposes of the vote on the proposed Charter, abstentions and broker non-votes will have the same effect as votes against the proposal, although they will count toward the presence of a quorum.

MISCELLANEOUS AND OTHER MATTERS

Advance Notice Procedures For Making Director Nominations And Stockholder Proposals - Stockholder proposals for our Annual Meeting of Stockholders to be held in 2002 will not be included in our Proxy Statement for that meeting unless the proposal is proper for inclusion in our Proxy Statement and for consideration at the next Annual Meeting of Stockholders and is received by our Secretary at our executive offices located in Oak Brook, Illinois, no later than                              . Stockholders must also follow the procedures prescribed in SEC Rule 14a-8 under the Exchange Act.

In addition, the Amended and Restated Bylaws of Inland Retail Real Estate Trust, Inc. (the "Bylaws") provide that in order for a stockholder to nominate a candidate for election as a director at an Annual Meeting of Stockholders or propose business for consideration at such meeting, notice must generally be given to our Secretary not less than 45 days before the date on which we first mailed our notice of meeting and accompanying proxy materials for the prior year's Annual Meeting of Stockholders.

These Bylaw requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in our Proxy Statement. If these requirements are not followed, the nomination or proposal presented at an annual meeting of stockholders will be out of order and will not be acted upon. Any stockholder desiring a copy of our Bylaws will be furnished one without charge upon written request to our Secretary at our principal executive offices. A copy of our Bylaws is filed as Exhibit 3.2 to Amendment No. 2 to our registration statement on Form S-11 relating to our initial public offering (SEC File No. 333-64391) and is available at the SEC Internet site (http://www.sec.gov).

Proxy Solicitation Costs - We will bear all expenses incurred in connection with the solicitation of proxies. We will, upon request, reimburse brokerage firms and other nominee holders for their reasonable expenses incurred in forwarding the proxy solicitation materials to the beneficial owners of our shares. Officers, directors and employees of IRRETI, and officers and employees of our Advisor, may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses.

Other Matters - As of the date of this Proxy Statement, the above are the only matters we are aware of that are to be acted upon at the meeting. If any other matter should properly come before the meeting, the persons appointed by your proxy will vote on those matters in accordance with the recommendation of the Board, or, in the absence of such a recommendation, in accordance with their discretion and best judgment. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on any such other matter will be required for approval.

By the order of the Board of Directors,

Scott W. Wilton
Secretary

Oak Brook, Illinois

April 26, 2001

Your vote is important. The prompt return of proxies will save us the expense of further requests for proxies. We encourage you to complete, sign, date and return your proxy card promptly in the enclosed envelope, before the meeting, so that your shares will be represented and voted at the meeting.

Our 2000 Annual Report on Form 10-K to stockholders includes our financial statements for the fiscal year ended December 31, 2000. The 2000 Annual Report does not form any part of the material for the solicitation of proxies.

_____________________________

Exhibit A

INLAND RETAIL REAL ESTATE TRUST, INC.
AUDIT COMMITTEE CHARTER

Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be comprised of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as committee members.

Statement of Policy

The audit committee shall provide assistance to the directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the audit committee to maintain free and open communications between the directors, the independent auditors, and the financial management of the Company.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

    Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the company.

    Review with the independent auditors and financial management of the Company the Company's quarterly results.

    Review with the independent auditors and financial management of the Company the Company's annual financial statements prior to their release.

    Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

    Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

    Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

    Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

    Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices. Also review with financial management and the independent auditors their qualitative judgments about the appropriateness, not just acceptability, of accounting principles and financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates.

    Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of audit.

    Review the nature and scope of other professional services provided to the Company by the independent auditors and consider the relationship to the auditors' independence.

    Review periodically with legal counsel regulatory matters that may have a material impact on the financial statements.

    Annually prepare a report to shareholders as required by the Securities and Exchange Commission.

1227685v10

<r>INLAND RETAIL REAL ESTATE TRUST, ~~INC.SECOND~~ INC.</r>

THIRD ARTICLES OF AMENDMENT AND
RESTATEMENT OF CHARTER

~~<r>This is to certify that:</r>~~

First: Inland Retail Real Estate Trust, Inc., a Maryland corporation (the "Company"), desires to amend and restate its charter as currently in effect and as hereinafter amended.

Second: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

  ARTICLE I

  NAME

  The name of the corporation is: Inland Retail Real Estate Trust, Inc. (the "Company"). So far as may be practicable, the business of the Company shall be conducted and transacted under that name.

  ARTICLE II

  ORGANIZATION

  The name and address of the incorporator shall be Kristopher E. Moldovan, 225 West Wacker Drive, Suite 2600, Chicago, Illinois 60606. Said incorporator, an individual older than eighteen (18) years, shall form the corporation under the general laws of Maryland.

  ARTICLE III

  PURPOSES AND POWERS

  The purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust (a "REIT") under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the "Code")), for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

  ARTICLE IV

  RESIDENT OFFICE/AGENT AND PRINCIPAL OFFICE

  The post office address of the principal office of the Company in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The Company may have such other offices and places of business within or outside the State of Maryland as the Board of Directors may from time to time determine. The Company shall continuously maintain in the State of Maryland a registered office and a registered agent whose office is identical with such registered office. The post office address of the Company's registered office in the State of Maryland is 300 East Lombard Street, Baltimore, Maryland 21202. The name of the Company's registered agent at such address is The Corporation Trust Incorporated. The Company reserves the power to change its registered agent and registered office at any time.

  ARTICLE V

  DEFINITIONS

  <r>For the purposes of these Articles ~~of Incorporation ("Articles")~~, the following terms shall have the following meanings:</r>

  <r>"ACQUISITION EXPENSES" means expenses related to the Company's selection, evaluation and acquisition of, and investment in, Properties, whether or not acquired or made, including but not limited to legal fees and expenses, travel and communications expenses, costs of appraisals and surveys, ~~non-refundable~~ nonrefundable option payments on Property not acquired, accounting fees and expenses, computer use related expenses, architectural and engineering reports, environmental and asbestos audits, title insurance and escrow fees, and personal and miscellaneous expenses related to the selection and acquisition of Properties.</r>

  "ACQUISITION FEE" means the total of all fees and commissions paid by the Company, the Advisor or any Affiliate of the Company or the Advisor to any Person, or paid by any Person to the Advisor or any Affiliate of the Company or the Advisor and remitted to the Company, in connection with making or investing in mortgage loans or the purchase, development or construction of Property by the Company. Included in the computation of such fees or commissions shall be any real estate commission, selection fee, Development Fee, Construction Fee, non-recurring management fee, loan fees or points or any fee of a similar nature, however designated. Excluded shall be Development Fees and Construction Fees paid to Persons not affiliated with the Sponsor in connection with the actual development and construction of a project.

  "ADVISOR" means the Person responsible for directing or performing the day-to-day business affairs of the Company, including a Person to which an Advisor subcontracts substantially, all such functions. The Advisor is Inland Retail Real Estate Advisory Services, Inc. or any Person which succeeds it in such capacity.

  <r>"ADVISOR ASSET MANAGEMENT FEE" means the fee paid to the Advisor for directing or performing the day-to-day business affairs of the Company, which shall not exceed 1% of the Average Invested ~~Assets~~ assets .</r>

  "AFFILIATE" means, with respect to any other Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

  "ASSET COVERAGE" means the ratio which the value of the total assets of the Company, less all liabilities and indebtedness for unsecured borrowings, bears to the aggregate amount of all unsecured borrowings of the Company.

  "AVERAGE INVESTED ASSETS" means, for any period, the average of the aggregate book value of the assets of the Company invested, directly or indirectly, in equity interests in and loans secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period.

  "CASH FLOW" means, with respect to any period: (i) all cash receipts derived from investments made by the Company; plus (ii) cash receipts from operations (including any interest from temporary investments of the Company) without deduction for depreciation or amortization~~;~~, less (iii) cash receipts used to pay operating expenses (including the Advisor Asset Management Fee).

  "CODE" means the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder (sometimes referred to as the "Treasury Regulations") or corresponding provisions of subsequent revenue laws.

  <r>"COMPETITIVE REAL ESTATE COMMISSION" means the real estate or brokerage commission paid for the purchase or sale of a Property which is reasonable, customary and competitive in light of the size, type ~~and~~ pai d location of such Property.</r>

  "CONTRACT PRICE FOR THE PROPERTY" means the amount actually paid or allocated to the purchase, development, construction or improvement of a Property exclusive of Acquisition Fees and Acquisition Expenses.

  "CONSTRUCTION FEE" means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitation on the Company's Property.

  "DEVELOPMENT FEE" means a fee for the packaging of the Property of the Company, including negotiating and approving plans, and undertaking to assist in obtaining zoning and necessary variances and necessary financing for the specific Property, either initially or at a later date.

  "DIRECTOR(S)" means the members of the Board of Directors of the Company (including Independent Directors).

  "EQUITY STOCK" means stock that is either common stock or preferred stock of the Company.

  "INDEPENDENT DIRECTOR(S)" means the Directors who: (i) are not affiliated and have not been affiliated within the two years prior to their becoming an Independent Director, directly or indirectly, with the Company, the Sponsor or the Advisor whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or as an officer or director of the Company, the Sponsor, the Advisor or any of their Affiliates; (ii) do not serve as a director for more than two other REITs originated by the Company or the Advisor or advised by the Advisor; and (iii) perform no other services for the Company, except as Directors. For this purpose, an indirect relationship shall include circumstances in which a member of the immediate family of a Director has one of the foregoing relationships with the Company, the Sponsor or the Advisor or any of their Affiliates. For purposes of determining whether or not the business or professional relationship is material, the aggregate gross revenue derived by the prospective Independent Director from the Company, the Sponsor, the Advisor and their Affiliates shall be deemed material per se if it exceeds 5% of the prospective Independent Directors: (i) annual gross revenue, derived from all sources, during either of the last two years; or (ii) net worth, on a fair market value basis.

  "INDEPENDENT EXPERT" means a Person with no material current or prior business or personal relationship with the Advisor or the Directors who is engaged, to a substantial extent, in the business of rendering opinions regarding the value of assets of the type held by the Company.

  "INITIAL INVESTMENT" means the purchase of 20,000 shares of Common Stock by the Advisor in connection with the organization of the Company for $200,000, and the capital contribution of $2,000 by the Advisor, for which the Advisor will receive 200 LP Common Units in the Operating Partnership, which, subject to certain conditions, will be exchangeable on a one-for-one basis for an aggregate of 200 shares of Common Stock.

  "LP COMMON UNITS" means common units representing limited partnership interests in the common equity, of the Operating Partnership.

  "MARKET PRICE" means on any date the average of the Closing Price (as defined below~~)~~ per Share for the five consecutive Trading Days (as defined below) ending on such date. The "Closing Price" on any date means the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market, Inc. ("Nasdaq"), or, if Nasdaq is no longer in use, the principal automated quotation system that may, then be in use or, if the Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Shares selected by the Board, or if there is no professional market maker making a market in the Shares, the average of the last ten (10) sales pursuant to the Offering if the Offering has not concluded, or if the Offering has concluded, the average of the last ten (10) purchases by the Company pursuant to its Share Repurchase Program (the "SRP"), and if there are fewer than ten (10) of such purchases under the SRP, then the average of such lesser number of purchases, or, if the SRP is not then in existence, the price at which the Company is then offering Shares to the public if the Company is then engaged in a public offering of Shares, or if the Company is not then offering Shares to the public, the price at which a Stockholder may purchase Shares pursuant to the Company's Distribution Reinvestment Program (the "DRP") if such DRP is then in existence, or if the DRP is not then in existence, the fair market value of the Shares as determined by the Company, in its sole discretion. "Trading Day" shall mean a day on which the principal national securities exchange or national automated quotation system on which the Shares are listed or admitted to trading is open for the transaction of business or, if the Shares are not listed or admitted to trading on any national securities exchange or national automated quotation system, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Illinois are authorized or obligated by law or executive order to close. The term "regular way" means a trade that is effected in a recognized securities market for clearance and settlements pursuant to the rules and procedures of the National Securities Clearing Corporation, as opposed to a trade effected "ex-clearing" for same-day or next-day settlement.

  <r>"NET ASSETS" or "NET ASSET VALUE" means the total assets of the Company (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities of the ~~Company~~ company , calculated at least quarterly on a basis consistently applied.</r>

  "NET INCOME" means, for any period, total revenues applicable to such period, less the expenses applicable to such period other than additions to or allowances for reserves for depreciation, amortization or bad debts or other similar non-cash reserves; provided, however, that Net Income shall not include the gain from the sale of the Company's assets.

  "OPERATING PARTNERSHIP" means Inland Retail Real Estate Limited Partnership, an Illinois limited partnership. The Company will be the General Partner of the Operating Partnership.

  "ORGANIZATION AND OFFERING EXPENSES" means all those expenses incurred by and to be paid from the assets of the Company in connection with and in preparing the Company for registration and subsequently offering and distributing shares of common stock of the Company to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters' attorneys paid by the Company), expenses for printing, engraving, mailing, salaries of the Company's employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, expenses of qualification of the sale of the securities under federal and state laws, including taxes and fees, and accountants' and attorneys' fees and expenses.

  "PERSON" means an individual, corporation, business trust, estate, trust, partnership, limited liability company, association, two or more persons having a joint or common interest, or any other legal or commercial entity.

  "PROPERTY" or "PROPERTIES" means any, or all, respectively, of the real property and improvements thereon owned or to be owned by the Company, directly or indirectly through one or more of its Affiliates.

  "PROSPECTUS" means any document, notice, or other communication satisfying the standards set forth in Section 10 of the Securities Act of 1933, as amended, and contained in a currently effective registration statement filed by the Company with, and declared effective by, the Securities and Exchange Commission, or if no registration statement is currently effective, then the Prospectus contained in the most recently effective registration statement.

  "REIT" means a real estate investment trust as defined by the Code and the applicable Regulations.

  "ROLL-UP" means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and a Roll-Up Entity and the issuance of securities of such Roll-Up Entity to the Stockholders of the Company. Such term does not include:

        (a) a transaction involving securities of the Company that have been for at least 12 months listed on a national securities exchange or traded through The Nasdaq Stock Market-Nasdaq National Market; or
        <r>(b) a transaction involving the conversion to corporate, trust or association form of only the Company), if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

    ~~(i)~~ Stockholders' voting rights;

    ~~(ii)~~ the term and existence of the Company;

    ~~(iii)~~ Sponsor or Advisor compensation; or

    ~~(iv)~~ the Company's investment objectives.</r>

"ROLL-UP ENTITY" means a partnership, REIT, corporation, trust or other entity that would be created or would survive after the successful completion of a proposed Roll-Up transaction.

"SPONSOR" means any Person directly or indirectly instrumental in organizing, wholly or in part, the Company, or any, Person who will control, manage or participate in the management of the Company, and any Affiliate of any such Person. Not included is any Person whose only relationship with the Company is as that of an independent property manager of the Company's assets, and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of the Company by:

    taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company; either alone or in conjunction with one or more other Persons;

    receiving a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property;
        (c) having a substantial number of relationships and contacts with the Company;
        (d) possessing significant rights to control Company Properties;
        (e) receiving fees for providing services to the Company which are paid on a basis that is not customary in the industry; or
        (f) providing goods or services to the Company on a basis which was not negotiated at arm's-length with the Company.

Initially the Sponsor shall be Inland Real Estate Investment Corporation or any Person which succeeds it in such capacity.

"STOCKHOLDERS" means holders of shares of Equity Stock.

"TOTAL OPERATING EXPENSES" means the aggregate expenses of every character paid or incurred by the Company as determined under Generally Accepted Accounting Principles, including any fees paid to the Advisor, but excluding:

    the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses, and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of the shares of common stock of the Company);
    interest payments;
    taxes;
    non-cash expenditures such as depreciation, amortization and bad debt reserves;
    incentive fees payable to the Advisor; and
    Acquisition Fees, Acquisition Expenses, real estate commissions on resale of Property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).

  ARTICLE VI

  STOCK

      <r>Section 1. Authorized Stock. The total number of shares of stock which the Company has authority to issue is 110,000,000 shares, of which 100,000,000 are shares of common stock, $0.01 par value per share ("Common Stock"), and 10,000,000 are shares of preferred stock, $0.01 par value per share ("Preferred Stock"). The aggregate par value of all authorized shares of stock having par value is $1,100,000. ~~The Board of Directors is authorized, from time to time, to issue any stock or convertible securities and to classify or reclassify any unissued stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock.~~ If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Company has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. To the extent permitted by Maryland law, the Board of Directors, without any action by the stockholders of the Company, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue.</r>
      Section 2. Liquidation. Subject to any preferential rights in favor of any class of Preferred Stock, upon liquidation or dissolution of the Company, each issued and outstanding share of Common Stock shall be entitled to participate pro rata in the assets of the Company remaining after payment of, or adequate provision for, all known debts and liabilities of the Company.
      Section 3. Common Stock.
          (a) Subject to the provisions of Article IX regarding Excess Stock (as such term is defined therein), each issued and outstanding share of Common Stock shall entitle the holder thereof to one vote on all matters presented for a vote of Stockholders. Shares of Common Stock do not have cumulative voting rights.
          (b) Notwithstanding any other provisions of these Articles, a majority of the voting shares of Equity Stock may, without the necessity for concurrence by the Directors, vote to remove any Director with or without cause.
          (c) A majority of voting shares of Equity Stock present in person or by proxy at an Annual Meeting at which a quorum is present, may, without the necessity for concurrence by the Directors, vote to elect the Directors. A quorum shall be 50% of the then outstanding voting shares of Equity Stock.
          (d) With respect to voting shares of Equity Stock owned by the Advisor, the Sponsor, the Directors or any Affiliate, neither the Advisor, the Sponsor, the Directors, nor any Affiliate may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, the Sponsor, the Directors, or any Affiliate or any transaction between the Company and any of them. In determining the requisite percentage interest of voting shares of Equity Stock necessary to approve a matter on which the Advisor, the Sponsor, the Directors or any Affiliate may not vote or consent, any shares of Equity Stock owned by any of them shall not be included.
          <r>(e) The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.</r>
      <r>Section 4. Preferred Stock. ~~Shares of Preferred Stock may be issued,~~ The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, in one or more ~~series, as authorized by the Board of Directors~~ classes or series of stock.</r>
      <r>Section 5. Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of ~~each~~ any class or series, the Board by resolution shall: (i) designate that class o r series to distinguish it from all other series and classes of stock of the Company; (ii) specify the number of shares to be included in the class or series; and (iii) subject to the provisions of Article IX regarding Excess Stock, ~~the Company shall determine: (a) the voting rights, if any, of each class; (b) whether to set apart dividends for or pay dividends to the holders of a specified class of stock before any dividends are set apart for or paid to the holders of another class of stock; (c) the rate, amount and time of payment of the dividends; (d) if a specified class of stock is preferred over another class as to its distributive share of the assets on voluntary or involuntary liquidations of the Company and the amount of the preference; (e) if a specific class of stock is redeemable or convertible into shares of stock of one or more other classes and the terms and conditions of conversion; (f) the other rights which, by law, are or may be conferred on the Stockholders; and (g) any other preferences, rights, restrictions, including restrictions on transferability, and qualifications not inconsistent with law.~~ and subject to the express terms of any class or series of stock of the Company outstanding at the time, set or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms of redemption for each class or series; and (iv) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland ("SDAT"). Any of the terms of any class or series of stock set or changed pursuant to clause (iii) of this Section 5 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the Board of Directors or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.< /r>
      ~~<r>Section 5~~ Section 6. General Nature of Equity Stock. All shares of Equity Stock shall be personal property entitling the Stockholders only to those rights provided in these Articles. The Stockholders shall have no interest in any Properties and shall have no right to compel any partition, division, dividend or distribution of the Company or any Properties.</r>
      <r>Section ~~6. Section 6~~ 7. Fractional Shares of Equity Stock. The Company may, without the consent or approval of any Stockholder, issue fractional shares of Equity Stock, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it, or pay cash for the fair value of a fraction of a Share.</r>
      <r>Section ~~7~~ 8. Preemptive Rights. Except as may be provided by the Board in ~~authorizing the issuance of shares of Preferred Stock~~ setting the terms of classified or reclassified shares of stock pursuant to Section ~~4~~ 5 of this Article VI, no Stockholder of the ~~Company~~ company shall, as such Stockholder, have any preemptive right to purchase or subscribe for any additional shares of Equity Stock or any other security of the Company which it may issue or sell.</r>
      <r>Section ~~8. Articles of Incorporation~~ 9. Charter and Bylaws. All persons who shall acquire Equity Stock shall acquire the same subject to the provisions of these Articles and the bylaws of the Company (the "Bylaws"), as these Articles and such Bylaws may be amended from time-to-time.</r>
      <r>Section ~~9~~ 10. Terms and Conditions of Equity Stock. The Company shall not issue:
          (a) Common Stock which is non-voting or assessable;
          (b) Warrants, options or similar evidences of a right to buy its Equity Stock, unless (i) issued to all of its holders of Equity Stock ratably, (ii) as part of a financing arrangement, or (iii) as part of a stock option plan to Directors, officers or employees of the Company;
          (c)
            (i) Common Stock which is redeemable at the option of the holder; ~~(ii) debt~~(ii) debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known charges is sufficient to properly service the higher level of debt; (iii) options or warrants to purchase Equity Stock to the Sponsor, the Advisor, any Directors, or their Affiliates except on the same terms as sold to the general public, provided that the Company may issue options or warrants to persons not affiliated with the Company at exercise prices not less than the fair market value of such securities on the date of grant and for consideration (which may include services that in the judgment of the Independent Directors have a market value not less than the value of such option on the date of grant), and provided further that options or warrants issuable to the Sponsor, the Advisor, Directors or Affiliates thereof shall not exceed an amount equal to ten percent (10%) of the outstanding Equity Stock on the date of grant of any options or warrants; or
          (d) Shares of Equity Stock on a deferred payment basis or similar arrangement.</r>
      <r>Section 11. Rights of Objecting Stockholders.

  Holders of Equity Stock are not entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the Maryland General Corporation Law.</r>

  ARTICLE VII

  BOARD OF DIRECTORS

      <r>Section 1. Number and Classification. The number of Directors of the Company shall initially be five, which number may be increased or decreased pursuant to the Bylaws, but shall never be less than three, nor more than eleven, a majority of which will be Independent Directors. Independent Directors shall nominate replacements for vacancies amongst the Independent Directors' positions. The Directors may establish such committees as they deem appropriate (provided the majority of the members of each committee are Independent Directors). A Director shall have had at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one of the Independent Directors shall have three years of relevant real estate experience.</r>

      <r>The names of the Directors who shall serve initially until the first annual meeting of the Stockholders and until their successors are duly elected and ~~qualified~~ qualify are:

      Barry L. Lazarus
      Robert D. Parks
      Daniel K. Deighan (Independent Director)
      Kenneth E. Masick (Independent Director)
      Michael S. Rosenthal (Independent Director)</r>

      <r>Section 2. Election and Term. Each Director (other than a Director elected to fill the unexpired term of another Director) is elected by the voting Stockholders and shall serve a one year term and hold office until his or her successor is duly elected and ~~qualified. If a vacancy in the Board of Directors shall occur (whether arising through death, resignation or through an increase in the number of Directors), the vacancy shall be filled by the affirmative vote of a majority of the remaining Directors, at any regular meeting or any special meeting called for that purpose, even though less than a quorum of the Board of Directors may exist.~~ qualify.</r>
      <r>Section 3. Resignation, Removal or Death. Any Director may resign by written notice to the Board, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. ~~A~~ Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more Directors, a Director may be removed at any time, ~~with or without~~ only for cause, at an annual or special meeting of the Stockholders, by the affirmative vote of the holders of not less than a majority of the shares of Equity Stock then outstanding and entitled to vote generally in the election of Directors. For purposes of this paragraph, "cause" shall mean with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.</r>
      Section 4. Service as Nominee. Legal title to any Property shall be vested in the Company, but the Company may cause legal title to any such Property to be held by or in the name of any or all of the Directors or any other person as nominee. Upon the resignation or removal of any Director, or his otherwise ceasing to be a Director, he shall automatically cease to have any right, title or interest in and to any Property and shall execute and deliver such documents as the remaining Directors require for the conveyance of any such Property held in his name, and shall account to the remaining Directors as they require for all such Property which he holds as Director. Any right, title or interest of the Director in and to any Property shall automatically vest in successor and additional Directors upon their qualification and acceptance of election or appointment as Directors, and they shall thereupon have all the rights and obligations of Directors, whether or not any conveyancing documents have been executed and delivered. Written evidence of the qualification and acceptance of election or appointment of successor and additional Directors may be filed with the records of the Company and in any such other offices, agencies or places as the Company or Directors may deem necessary or desirable.
      Section 5. Duties and Powers.
          (a) General. The business and affairs of the Company shall be managed under the direction of the Board of Directors. All powers of the Company may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the Stockholders by law or by the Articles or the Bylaws. These Articles shall be construed with a presumption in favor of the grant of power and authority to the Board of Directors. Any construction of these Articles or determination made in good faith by the Board of Directors concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board of Directors included in these Articles or in the Bylaws shall in no way be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the Maryland General Corporation Law, the general laws of the State of Maryland or any other applicable laws as now or hereafter in force.
          <r>(b) REIT Qualification. The Board shall use its reasonable best efforts to cause the Company to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to a REIT. In furtherance of the foregoing, the Board shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Company as a REIT; provided, however, that if a majority of the Board (including a majority of the Independent Directors) determines that it is no longer in the best ~~interests~~ interest of the Company to continue to have the Company qualify as a REIT, the Board may revoke or otherwise terminate the Company's REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article IX is no longer required for REIT qualification.</r>
          <r>(c) Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Company of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock or any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in these Articles or the Bylaws.</r>
          <r>(d)~~(c)~~ Distributions. The Company intends to pay regular quarterly distributions to its Stockholders ("Distributions"). However, the Company reserves the right to pay Distributions on a monthly basis in an amount determined by the Board. Distributions will be at the discretion of the Board. The Company's ability to pay Distributions and the size of these Distributions will depend upon a variety of factors. There can be no assurance that Distributions will be made or that any particular level of Distributions established in the future, if any, will be maintained by the Company.</r>

          To the extent possible, the Company seeks to avoid the fluctuations in Distributions which might result if Distributions were based on actual cash received during the Distribution period. To avoid fluctuation, the Company may use Cash Flow received during prior periods, or Cash Flow received subsequent to the Distribution period and prior to the payment date for such Distribution, in order to pay annualized Distributions consistent with the Distribution level established from time to time by the Board. The Company's ability to maintain this policy is dependent upon the Company's Cash Flow and the applicable requirements for qualifying as a REIT as contained in Code Section 856 through 960 and the Regulations promulgated thereunder. There can be no assurance that there will be Cash Flow available to pay Distributions, or that Distribution amounts will not fluctuate. Quarterly Distributions will be calculated with daily record and Distribution declaration dates. However, the Board could, at any time, elect to pay Distributions monthly, and later switch back to quarterly, to reduce administrative costs.

          Concurrently with any Distribution, the Company shall provide Stockholders with a statement disclosing the source of the funds distributed. If such information is not available concurrently with the making of a Distribution, a statement setting forth the reasons why such information is not available shall be provided concurrently. In no event shall such information be provided to Stockholders more than 60 days after the close of the fiscal year in which the Distribution was made .

          Distributions in-kind shall not be permitted, except for Distributions of: (i) readily marketable securities; (ii) beneficial interests in a liquidating trust established for the dissolution of the Company and the liquidation of its assets; or (iii) Distributions of in-kind property which meet all of the following conditions: (a) the Directors advise each Stockholder of the risks associated with direct ownership of the in-kind Property; (b) the Directors offer each Stockholder the election of receiving in-kind property Distributions~~,~~; and (c) the Directors distribute in-kind property only to those Stockholders who accept the Directors' offer.

          The Directors shall endeavor to declare and pay such Distributions as shall be necessary under the Code; however, Stockholders shall have no right to any Distribution unless and until declared by the Directors. The exercise of the powers and rights of the Directors pursuant to this Section 5 shall be subject to the provisions of any class or series of Equity Stock at the time outstanding. The receipt by any person in whose name any shares of Equity Stock are registered on the records of the Company or by his, her or its duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such shares of Equity Stock and from all liability related to the application thereof.

          ~~<r>(d)~~(e) Distribution Reinvestment Program. The Directors may adopt a distribution reinvestment program on such terms and conditions as shall be set forth in the Prospectus, which program may be amended from time to time by the Directors, provided, however, that such program shall, at a minimum, provide for the following:
            (i) All material information regarding the Distribution to the Stockholder and the effect of reinvesting such Distribution, including the tax consequences thereof, shall be provided to the Stockholder at least annually; and
            (ii) Each Stockholder participating in the distribution reinvestment program shall have a reasonable opportunity, to withdraw from the distribution reinvestment program at least annually after receipt of the information required in subparagraph (i) above.</r>
          ~~<r>(e)~~(f) Determination of Reasonableness of Fees and Expenses. The Independent Directors shall determine, from time to time but at least annually, that the total fees and expenses of the Company are reasonable in the light of the investment performance of the Company, its Net Assets, its Net Income, and the fees and expenses of other comparable unaffiliated Companies. Each such determination shall be reflected in the minutes of the meeting of the Directors.</r>
          ~~<r>(f)~~(g) Review of Investment Policies. The Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out. The Independent Directors shall review such policies of the Company, with sufficient frequency and at least annually to determine that the policies being followed by the Company at any time are in the best interests of the Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the Board of Directors.</r>
          ~~<r>(g)~~(h) Determination of Consideration. The consideration paid for Properties acquired by the Company shall ordinarily be based upon the fair market value of the Properties and approved by a majority of the Directors (including a majority of the Independent Directors). In cases in which a majority of the Independent Directors so determine, or if assets are acquired from a Sponsor, Advisor, Director or an Affiliate of any of the foregoing, pursuant to Section 6 of Article VIII, such fair market value shall be as determined by a qualified independent real estate appraiser selected by the Independent Directors.</r>
          ~~<r>(h)~~(i) Advisory Agreement; Advisor Compensation. Subject to the approval of a majority of the Directors, including a majority of the Independent Directors, an advisory agreement will be entered into by the Company which will be for a one-year term subject to successive one-year renewals upon the mutual consent of the parties. Such advisory agreement shall be terminable by either party or by mutual consent of the parties or by a majority of the Independent Directors of the Company or the Advisor, as the case may be, upon 60 days written notice without cause or penalty. In the event of the termination of the advisory agreement, the Advisor will cooperate with the Company and take all reasonable steps requested to assist the Directors in making an orderly transition of the advisory function. The Independent Directors shall determine from time to time and at least annually that the compensation which the Company contracts to pay to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by these Articles and applicable state law. The Independent Directors shall also supervise the performance of the Advisor to determine that the Advisor or a successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and to justify the compensation paid to it by the Company as well as to confirm that the provisions of such contract are being carried out. It shall be the duty of the Directors, including the Independent Directors, to evaluate the performance of the Advisor before entering into or renewing an advisory contract. Such determination shall be based upon the following factors and all other factors such Independent Directors may deem relevant and the findings of such Directors on each of such factors shall be recorded in the minutes of a Directors meeting: (i) the size of the advisory fee in relation to the size, composition and profitability of the investment portfolio of the Company; (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company; (iii) the rates charged to other REITs and to investors other than REITs by advisors performing similar services; ~~(iv)~~(iii) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company~~,~~ including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business; (v) the quality and extent of service and advice furnished by the Advisor; (vi) the performance of the investment portfolio of the Company, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and (vii) the quality of the investment portfolio of the Company in relationship to the investments generated by the Advisor for its own account. Payments to the Advisor, its Affiliates and the Directors for services rendered in a capacity other than that as investment advisor or Director may only be made upon a determination that: (i) the compensation is not in excess of their compensation paid for any comparable services; and (ii) the compensation is not greater than the charges for comparable services available from others who are competent and not affiliated with any of the parties involved.</r>
          ~~<r>(i)~~(j) Reserved Powers of Board. The Board of Directors, without any action by the Stockholders of the Company, shall have and may exercise, on behalf of the Company, without limitation, the exclusive power to adopt, alter and repeal any provision of the Bylaws and to make new Bylaws.</r>
      <r>Section 6. Performance of Duties. A Director shall perform his or her duties as a Director, including his or her duties as a member of a committee of the Board on which he or she serves ~~: (i) in good faith, (ii) in a manner he or she reasonably believes to be in the best interest of the Company and (iii) with the care that an ordinarily prudent person in a like position would use under similar circumstances. In performing his or her duties, a Director is entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by, (i) an officer or employee of the Company whom the Director reasonably believes to be reliable and competent in the matters presented, (ii) a lawyer, public accountant or other person, as to matters which the Director reasonably believes to be within the person's professional or expert competence, or (iii) a committee of the Board of Directors on which the Director does not serve, as to matters within its designated authority, if the Director reasonably believes the committee to merit confidence. A person~~ in accordance with Maryland law. A Director who performs his or her duties in accordance with ~~the standards provided in this Section 6~~ Maryland law has no liability by reason of being or having been a Director.< /r>
      Section 7. Fiduciary Duty. The Directors and Advisor of the Company shall be deemed to be in a fiduciary relationship to the Company and the Stockholders. The Directors shall also have a fiduciary duty to the Stockholders to supervise the relationship of the Company with the Advisor.
      <r>Section 8. Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board consistent with these Articles and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Company and every holder of shares of its Equity Stock: (i) the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Equity Stock or the payment of other distributions on its Equity Stock; (ii) the amount of paid-in surplus, net assets, other surplus~~,~~. annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); ~~and~~(iv) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company; ~~and~~(v) any matters relating to the acquisition, holding and disposition of any assets by the Company; or (vi) any other matter relating to the business and affairs of the Company.</r>

  ARTICLE VIII

  PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF THE COMPANY AND
  OF ITS DIRECTORS AND STOCKHOLDERS

  Until such time as the Board of Directors shall determine, in its sole and absolute discretion, that it is no longer in the best interests of the Company or its Stockholders that the Company continue to operate as a REIT, or until such time as the Company shall fail to qualify as a REIT:

      Section 1. Limitation on Organization and Offering Expenses. The Organization and Offering Expenses paid in connection with the Company's formation or the syndication or sale of shares of Common Stock shall be reasonable and shall in no event exceed fifteen percent (15%) of the proceeds raised in such syndication or sale.
      Section 2. Limitation on Acquisition Fees and Expenses. The total of all Acquisition Fees and Acquisition Expenses paid by the Company in connection with the purchase of a property by the Company shall be reasonable, and shall in no event exceed an amount equal to 6% of the Contract Price for the Property, or in the case of a mortgage loan, 6% of the funds advanced; provided, however, that a majority of the Directors (including the majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.
      Section 3. Limitation on Total Operating Expenses. The annual Total Operating Expenses of the Company shall not exceed in any fiscal year the greater of 2% of the Average Invested Assets of the Company or 25% of the Company's Net Income. The Independent Directors have a fiduciary responsibility to limit the Company's annual Total Operating Expenses to amounts that do not exceed the limitations described above. The Independent Directors may, however, determine that a higher level of Total Operating Expenses is justified for such period because of unusual and non-recurring expenses. Any such finding by the Independent Directors and the reasons in support thereof shall be recorded in the minutes of the meeting of Directors. Within 60 days after the end of any fiscal quarter of the Company for which Total Operating Expenses (for the 12 months then ended) exceed 2% of Average Invested Assets or 25% of Net Income, whichever is greater, as described above, there shall be sent to the Stockholders a written disclosure of such fact. If the Independent Directors determine that such higher Total Operating Expenses are justified, such disclosure will also contain an explanation of the Independent Directors' conclusion. In the event the Total Operating Expenses exceed the limitations described above and if the Directors are unable to conclude that such excess was justified then, within 60 days after the end of the Company's fiscal year, the Advisor shall reimburse the Company the amount by which the aggregate annual Total Operating Expenses paid or incurred by the Company exceed the limitation.
      Section 4. Limitation on Real Estate Commissions. If the Company sells property, the Company may pay real estate brokerage fees which are reasonable, customary and competitive, taking into consideration the size, type and location of the Property ("Competitive Real Estate Commission"), which shall not in the aggregate exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the gross sales price of the Property. The amount of such fees payable to the Advisor or an Affiliate thereof shall not exceed the lesser of (i) one-half of the Competitive Real Estate Commission; or (ii) 3% of the gross sales price of a Property and shall be paid only if such person provides a substantial amount of services in connection with the sale of the Property.
      Section 5. Limitation on Incentive Fees. The Company shall pay the Advisor a reasonable incentive advisory fee. Such a fee shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to the Stockholders, in the aggregate, of an amount equal to 100% of the original issue price of the Shares, plus an amount equal to 6% of the original issue price of the Shares per annum cumulative. For purposes of this Section 5, the original issue price of the Shares may be reduced by prior cash distributions to Stockholders of net proceeds from the sale of Properties. In the case of multiple advisors, advisors and Affiliates shall be allowed incentive fees in accordance with the foregoing limitation, provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Company's assets by each respective advisor or Affiliate.
      Section 6. Limitation on Transactions with Affiliates.
          <r>(a) Sales and Leases to Company. The Company shall not purchase Property from the Sponsor, Advisor, Directors or any Affiliate thereof, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Company and at a price to the Company no greater than the cost of the asset to such Sponsor, ~~Adviser~~ Advisor, Director or any Affiliate thereof, or if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the cost of such asset to the Company exceed its appraised value at the time of acquisition of the Property by the Company.</r>
          (b) Sales and Leases to Sponsor, Advisor, Director or any Affiliate. A Sponsor, Advisor, Director or any Affiliate thereof shall not acquire assets from the Company unless approved by a majority of Directors (including a majority of Independent Directors), not otherwise interested in such transaction, as being fair and reasonable to the Company. The Company may lease assets to a Sponsor, Advisor, Director or any Affiliate thereof only if approved by a majority of the Directors (including a majority of Independent Directors), not otherwise interested in such transaction, as being fair and reasonable to the Company.
          (c) Loans. No loans may be made by the Company to the Sponsor, Advisor, Director or any Affiliate thereof except as provided in Article X hereof, or to wholly owned subsidiaries of the Company. The Company may not borrow money from the Sponsor, Advisor, Director or any Affiliate thereof, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in such transactions, approve the transaction as being fair, competitive and commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances.
          (d) Investments. The Company shall not invest in joint ventures with the Sponsor, Advisor, Director or any Affiliate thereof, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in such transactions, approve the transaction as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint ventures. The Company shall not invest in equity securities unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable.
          (e) Other Transactions. All other transactions between the Company and the Sponsor, Advisor, Director or any Affiliate thereof, shall require approval by a majority of the Directors (including a majority of Independent Directors) not otherwise interested in such transactions as being fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.
      <r>Section 7. Limitation on Borrowing. The Company may not incur indebtedness to enable it to make Distributions except as necessary to satisfy the requirement that the Company distribute at least ~~95%~~ the percentage of its REIT taxable income required for annual distribution of dividends by the Internal Revenue Code of 1986, as amended, or otherwise as necessary or advisable to assure that the Company maintains its qualification as a REIT for federal income tax purposes. The aggregate borrowing of the Company, secured and unsecured, shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Board of Directors at least quarterly. The aggregate amount of Company borrowings in relation to the Net Assets shall, in the absence of a satisfactory showing that a higher level of borrowing is appropriate, not exceed 300% of Net Assets. Any excess in borrowing over such 300% of Net Assets level shall be approved by a majority of the Independent Directors and disclosed to Stockholders in the Company's next quarterly report to Stockholders, along with justification for such excess. Any excess in borrowing over such 300% of Net Assets level shall be subject to the approval by the Stockholders.</r>
      Section 8. Suitability of Stockholders.
          (a) Income and Net Worth Standards. Stockholders shall have (i) a minimum annual gross income of $45,000 and a minimum net worth of $45,000, or (ii) a minimum net worth of $150,000 at the time they make their investment in the Company. Net worth shall be determined exclusive of home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards shall be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the shares of Equity Stock if the donor or grantor is the fiduciary.
          (b) Determination that Sale to Stockholder is Suitable and Appropriate. The Sponsor and each Person selling shares of Equity Stock on behalf of the Sponsor or Company shall make every reasonable effort to determine that the purchase of shares of Equity Stock is a suitable and appropriate investment for each Stockholder. In making this determination, the Sponsor or each Person selling shares of Equity Stock on behalf of the Sponsor or the Company shall ascertain that the prospective Stockholder: (i) meets the minimum income and net worth standards established for the Company; (ii) can reasonably benefit from the Company based on the prospective Stockholder's overall investment objectives and portfolio structure; (iii) is able to bear the economic risk of the investment based on the prospective Stockholder's overall financial situation; and (iv) has apparent understanding of: (1) the fundamental risks of investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of shares of Equity Stock of a REIT; (4) the restrictions on transferability of shares of Equity Stock of a REIT; (5) the background and qualification of the Sponsor or the Advisor; and (6) the tax consequences of the investment.

  ARTICLE IX

  <r>RESTRICTION ON TRANSFER~~,ACQUISITION AND REDEMPTION~~ AND OWNERSHIP OF SHARES</r>

      <r>Section 1. Definitions. ~~Solely for~~ For the ~~purposes~~ purpose of this Article IX, the following terms shall have the following meanings:</r>

      <r>Aggregate Stock Ownership Limit. The term "Aggregate Stock Ownership Limit" shall mean not more than 9.8 percent in value of the aggregate of the outstanding shares of Equity Stock. The value of the outstanding shares of Equity Stock shall be determined by the Board of Directors of the Company in good faith, which determination shall be conclusive for all purposes hereof.</r>

      <r>Beneficial Ownership. The term "Beneficial Ownership" shall mean ownership of Equity Stock by a Person ~~who~~, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as ~~an owner of such Equity Stock under Section 542(a)(2) of the Code either directly or constructively~~ owned through the application of ~~Section 544~~ Section 544 of the Code, as modified by ~~Section 856(h)(1)(B)~~ Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially ~~Owns," "Beneficially Own"~~ Owns" and "Beneficially Owned" shall have the correlative meanings.</r>

      <r>Business Day. The term "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.</r>

      <r>Charitable Beneficiary. The term "Charitable Beneficiary" shall mean one or more beneficiaries of the ~~"Beneficiary" shall mean the beneficiary of the Excess Share~~ Trust as determined pursuant to ~~Section 14 of this Article IX.~~ Section 3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.</r>

      ~~<r>"Constructive Ownership" shall mean ownership of Equity Stock or options to acquire Equity Stock by a Person who would be treated as an owner of such Equity Stock either directly or indirectly through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructively Owned," "Constructively Owning" and "Constructively Owns" shall have correlative meanings.~~ Charter. The term "Charter" shall mean the charter of the Company, as that term is defined in the MGCL.</r>

      ~~<r>"Equity Stock" shall mean any class of stock of the Company.~~ Code. The term "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.</r>

      ~~<r>"Excess Share Trust" shall mean the entity created pursuant to Section 14 of this Article IX.</r>~~

      ~~<r>"Ownership Limit" shall initially mean 9.8%, in number of shares or value, of the outstanding Equity~~ Common Stock Ownership Limit. The term "Common Stock Ownership Limit" shall mean not more than 9.8 percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Company~~, and after any adjustment as set forth in Section 9 of this Article IX, shall mean such revised percentage of the outstanding Equity Stock as so adjusted~~. The number and value of outstanding shares of ~~the outstanding Equity~~ Common Stock of the Company shall be determined by the Board of Directors of the Company in good faith, which determination shall be conclusive for all purposes hereof.</r>

      ~~<r>"Person" shall mean an individual, corporation, business trust, partnership, limited liability company, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter which participated in a public offering of the Equity Stock for a period of 90 days following the purchase by such underwriter of the Equity Stock.</r>~~

      ~~<r>"Property Partnerships" means those entities (other than the Operating Partnership), such as limited liability companies, general and limited partnerships and trusts that own one or more of the Properties.~~

      ~~"Prohibited Owner" shall mean, with respect to any purported Transfer which results in Excess Stock as defined in Section 3 of this Article IX, the Beneficial Owner who would have acquired shares of Equity Stock, if such Transfer had been valid under Section 2 of this Article IX.~~

      ~~"Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Equity Stock including: (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Stock; (ii) the sale, transfer, assignment or other disposition of any securities, Units or rights convertible into or exchangeable for Equity Stock, but excluding the exchange of any security of the Company or Units for Equity Stock; and (iii) any transfer or other disposition of any interest in Equity Stock (as a result of a change in the marital status of the holder thereof),~~ Constructive Ownership. The term "Constructive Ownership" shall mean ownership of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.</r>

      <r>Equity Stock. The term "Equity Stock" shall mean all classes or series of stock of the Company, including, without limitation, Common Stock and Preferred Stock.

      Excepted Holder. The term "Excepted Holder" shall mean a stockholder of the Company for whom an Excepted Holder Limit is created by these Articles or by the Board of Directors pursuant to Section 2.7.

      Excepted Holder Limit. The term "Excepted Holder Limit" shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 2.7, and subject to adjustment pursuant to Section 2.8, the percentage limit established by the Board of Directors pursuant to Section 2.7.

      Initial Date. The term "Initial Date" shall mean the date upon which the Articles of Amendment containing this Article IX are filed with the SDAT.

      Market Price. The term "Market Price" on any date shall mean, with respect to any class or series of outstanding shares of Equity Stock, the Closing Price for such Equity Stock on such date. The "Closing Price" on any date shall mean the last sale price for such Equity Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Equity Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Equity Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Equity Stock is listed or admitted to trading or, if such Equity Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Equity Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Equity Stock selected by the Board of Directors of the Company or, in the event that no trading price is available for such Equity Stock, the fair market value of the Equity Stock, as determined in good faith by the Board of Directors of the Company.

      MGCL. The term "MGCL" shall mean the Maryland General Corporation Law, as amended from time to time.

      NYSE. The term "NYSE" shall mean the New York Stock Exchange.

      Person. The term "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

      Prohibited Owner. The term "Prohibited Owner" shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 2.1, would Beneficially Own or Constructively Own shares of Equity Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

      REIT. The term "REIT" shall mean a real estate investment trust within the meaning of Section 856 of the Code.

      Restriction Termination Date. The term "Restriction Termination Date" shall mean the first day after the Initial Date on which the Company determines pursuant to Section 5.7 of the Charter that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Equity Stock set forth herein is no longer required in order for the Company to qualify as a REIT.

      Transfer. The term "Transfer" shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Equity Stock or the right to vote or receive dividends on Equity Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Equity Stock or any interest in Equity Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Equity Stock; in each case, whether voluntary or involuntary, whether ~~of record or beneficially (including but not limited to transfers of interests in other entities which result in changes in beneficial ownership of Equity Stock)~~ owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms ~~"Transfers"~~"Transferring" and "Transferred" shall have the correlative meanings.

      ~~"Units" means all the units of partnership interests representing the equity in the Operating Partnership or the Property Partnerships, if any.~~ Trust. The term "Trust" shall mean any trust provided for in Section 3.1.

      ~~Section 2. Ownership Limitation.~~ Trustee. The term "Trustee" shall mean the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

      ~~(a) Commencing as of July 1, 2000, and except as provided in Section 11 of this Article IX, no Person shall Beneficially~~ Section 2. Equity Stock.</r>
        <r>Section 2.1 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date:
          (a) Basic Restrictions.
            (i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the ~~Ownership Limit.~~ Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Excepted Holder Limit for such Excepted Holder.
            ~~(b) Commencing as of July 1, 2000, and except as provided in Sections 9 and 11 of this Article IX, any Transfer~~(ii) No Person shall Beneficially or Constructively Own shares of Equity Stock to the extent that such Beneficial or Constructive Ownership of Equity Stock would result in the Company being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).
            (iii) Notwithstanding any other provisions contained herein, any Transfer of shares of Equity Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in ~~any Person Beneficially Owning Equity Stock in excess of the Ownership Limit~~ the Equity Stock being beneficially owned by less than 100 Persons (determined under the principles of Section  856(a)(5) of the Code) shall be void ab initio ~~as to the Transfer of such shares of Equity Stock which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit;~~, and the intended transferee shall acquire no rights in such shares of Equity Stock.
          ~~(c) Commencing as of January 1, 2000, any Transfer that~~(b) Transfer in Trust. If any Transfer of shares of Equity Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in ~~the Equity Stock being Beneficially Owned (as provided in Section 856(a) of the Code) by less than 100 Persons (determined without reference to any rules of attribution)~~ any Person Beneficially Owning or Constructively Owning shares of Equity Stock in violation of Section 2.1(a)(i) or (ii),
            (i) then that number of shares of the Equity Stock the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 2.1(a)(i) or (ii)(rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or
            (ii) if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 2.1(a)(i) or (ii), then the Transfer of that number of shares of Equity Stock that otherwise would cause any Person to violate Section 2.1(a)(i) or (ii) shall be void ab initio ~~as to the Transfer of such shares of Equity Stock which would be otherwise beneficially owned (as provided in Section 856(a) of the Code) by the transferee;~~, and the intended transferee shall acquire no rights in such shares of Equity Stock.
        ~~(d) Any Transfer that, if effective, would result in the Company being "closely held" within the meaning of Section 856(h) of the Code or would otherwise result in the Company failing to qualify as a REIT (including, but not limited to,~~ Section 2.2 Remedies for Breach. If the Board of Directors of the Company or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 2.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any ~~that would result in the Company Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code), shall be void ab initio as to the Transfer of the shares of Equity Stock which would cause the Company: (i) to be "closely held" within the meaning of Section 856(h) of the Code; or (ii) otherwise to fail to qualify as a REIT, as the case may be; and the intended transferee shall acquire no rights in such shares of Equity Stock.</r>~~

        ~~<r>Section 3. Excess Stock.~~

        ~~(a) If, notwithstanding the other provisions contained in this Article IX, any Person would Beneficially Own Equity Stock on July 1, 2000, or thereafter, in excess of the applicable Ownership Limit, then, except as otherwise provided in Sections 9 and 11 of this Article IX, such~~ shares of Equity Stock in violation of Section 2.1 (whether or not such violation is intended), ~~excess of such applicable Ownership Limit (rounded up to the nearest whole share) shall constitute "Excess Stock" and be treated as provided in this Article IX. Such designation and treatment shall be effective as of the close of business on the business day prior to the date on which the violation of the Ownership Limit occurred.~~

        ~~(b) If, notwithstanding the other provisions contained in this Article IX, there is a purported Transfer or other change in the capital structure of the Company such that any Person would Beneficially Own Equity Stock in excess of the applicable Ownership Limit, then, except as otherwise provided in Sections 9 and 11 of this Article IX, such shares of Equity Stock in excess of such applicable Ownership Limit (rounded up to the nearest whole share) shall constitute "Excess Stock" and be treated as provided in this Article IX. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure.~~
        ~~(c) If, notwithstanding the other provisions contained in this Article IX, there is a purported Transfer or other change in the capital structure of the Company which, if effective, would cause the Company to become "closely held" within the meaning of Section 856(h) of the Code or would otherwise result in the Company failing to qualify as a REIT (including, but not limited to, a Transfer or other event that would result in the Company Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(C) of the Code), then the shares of Equity Stock being Transferred which would cause the Company to be "closely held" within the meaning of Section 856(h) of the Code (rounded up to the nearest whole share) or which would otherwise result in the Company failing to qualify as a REIT shall constitute Excess Stock and be treated as provided in this Article IX. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure.</r>~~

        ~~<r>Section 4. Prevention of Transfer. If~~ the Board of Directors or ~~its designee shall at any time determine in good faith that a purported Transfer has taken place in violation of Section 2 of this Article IX, or that a Person intends to acquire Beneficial Ownership of any shares of Equity Stock in violation of Section 2 of this Article IX, the Board of Directors or its designee may~~ a committee thereof shall take such action as it deems advisable to ~~enforce this Article IX by refusing~~ refuse to give effect to or to prevent such ~~proposed or purported Transfer, including, but not limited t o~~ Transfer or other event, including, without limitation, causing the Company to redeem shares, refusing to give effect to ~~any purported~~ such Transfer on the books of the Company or instituting proceedings to enjoin ~~any proposed~~ such Transfer or other event; provided, however, that any ~~purported Transfers in violation of Sections 2(b),(c),and (d) of this Article IX~~ Transfer or attempted Transfer or other event in violation of Section 2.1 shall automatically result in the ~~designation and treatment described in Section 3 of this Article IX,~~ transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.</r>
        <r>Section 2.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Equity Stock that will or may violate Section  2.1(a) or any Person who would have owned shares of Equity Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 2.1(b)~~.</r>~~
        ~~<r>Section 5. Notice to the Company. Any Person who purports to acquire shares in violation of Section 2 of this Article IX, or any Person who is a Prohibited Owner such that Excess Stock results under Section 3 of this Article IX,~~ shall immediately give ~~notice to the Company or, in the event of a proposed Transfer, give at least 15 days prior~~ written notice to the Company of such ~~proposed Transfer and in either event,~~ event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such ~~purported or proposed~~ Transfer on the Company's status as a REIT.</r>
        <r>Section ~~6. Information for the Company.~~ 2.4 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:
          ~~(a) Every Beneficial Owner of more than 5.0% (or such other percentage, between 0.5% and 5.0%, as provided in the income tax~~(a) every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated ~~under the Code)~~ thereunder) of the ~~number or value of~~ outstanding shares of Equity Stock ~~of the Company shall~~, within 30 days after ~~January 1~~ the end of each taxable year, shall give written notice to the Company stating the name and address of such ~~Beneficial Owner~~ owner, the number of shares of Equity Stock and other shares of the Equity Stock Beneficially Owned~~,~~ and a description of ~~how~~ the manner in which such shares are held. Each such ~~Beneficial Owner~~ owner shall provide to the Company such additional information as the Company may  ~~reasonably~~ request in order to determine the effect, if any, of such Beneficial Ownership on the Company's status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit; and
          (b) each~~.~~
          ~~(b) Each~~ Person who is a Beneficial or Constructive Owner of Equity Stock and each Person (including the ~~Stockholder~~ stockholder of record) who is holding Equity Stock for a Beneficial or Constructive Owner shall provide to the Company such information ~~that~~ as the Company may ~~reasonably~~ request, in good faith, in order to determine the Company's status as a REIT~~,~~ and to comply with ~~the~~ requirements of any taxing authority or governmental ~~agency~~ authority or to determine ~~any~~ such compliance.</r>
        <r>Section ~~7. Other Action by the Board. Nothing~~ 2.5 Remedies Not Limited. Subject to Section 5.7 of the Charter, nothing contained in this ~~Article IX,~~ Section 2 shall limit the authority of the Board of Directors of the Company to take such other action as it deems necessary or advisable to protect the Company and the interests of its ~~Stockholders by preservation of~~ stockholders in preserving the Company's status as a REIT.</r>
        <r>Section ~~8. Ambiguities~~ 2.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this ~~Article IX, including~~ Section 2, Section 3, or any definition contained in ~~Section 1~~ Section 1, the Board of Directors of the Company shall have the power to determine the application of the provisions of this ~~Article IX,~~ Section 2 or Section 3 or any such definitio n with respect to any situation based on the facts known to it. In the event Section 2 or 3 requires an action by ~~Section 9. Adjustment of Ownership Limit. Subject to the limitations provided in Section 10 of this Article IX,~~ the Board of Directors ~~may from time to time increase or decrease the Ownership Limit; provided, however, that any decrease may only be made prospectively as to subsequent holders other than a decrease as a result of a retroactive change in existing law, in which case such decrease shall be effective immediately.~~ and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 1, 2 or 3.< /r>
        ~~<r>Section 10. Limitations on Changes in Ownership Limits.~~ Section 2.7 Exceptions.

          ~~(a) The Ownership Limit may not be increased if, after giving effect to such increase (or creation), five Beneficial Owners of shares of Equity Stock could Beneficially Own, in the aggregate, more than 50.0% in number or value of the outstanding shares of Equity Stock.~~

          ~~(b) Prior to the modification of any Ownership Limit pursuant to Section 9 this Article IX~~(a) Subject to Section 2.1(a)(ii), the Board of Directors of the Company, in its sole discretion, may exempt a Person from the Aggregate Stock Ownership Limit and the Common Stock ~~may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Company's status as a REIT.</r>~~
          ~~<r>Section 11. Waivers by Board. The Board of Directors, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence satisfactory to the Board of Directors and upon at least 15 days written notice from a transferee of a purported Transfer or a proposed Transfer which, if consummated, would result in the intended transferee Beneficially Owning shares of Equity Stock in excess of~~ Ownership Limit, as the case may be, and ~~upon such other conditions as~~ may establish or increase an Excepted Holder Limit for such Person if:
            (i) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial or Constructive Ownership of such shares of Equity Stock will violate Section 2.1(a)(ii);
            (ii) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors of the Company, rent from such tenant would not adversely affect the Company's ability to qualify as a REIT, shall not be treated as a tenant of the Company); and
            (iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 2.1 through 2.6) will result in such shares of Equity Stock being automatically transferred to a Trust in accordance with Sections 2.1(b) and 3.
          (b) Prior to granting any exception pursuant to Section 2.7(a), the Board of Directors of the Company may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company's status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may ~~direct, may waive the Ownership Limit with respect to such transferee.~~ impose such conditions or restrictions as it deems appropriate in connection with granting such exception.</r>
          ~~<r>Section 12.~~(c) Subject to Section 2.1(a)(ii), an underwriter which participates in a public offering or a private placement of Equity Stock (or securities convertible into or exchangeable for Equity Stock) may Beneficially Own or Constructively Own shares of Equity Stock (or securities convertible into or exchangeable for Equity Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.
          (d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.</r>
        <r>Section 2.8 Increase in Aggregate Stock Ownership and Common Stock Ownership Limits. The Board of Directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.</r> ;
        <r>Section 2.9 Legend. Each certificate for shares of Equity Stock shall bear substantially the following legend:

      The ~~securities~~ shares represented by this certificate are subject to restrictions on ~~transfer~~ Beneficial and Constructive Ownership and Transfer for the purpose of the Company's maintenance of its status as a ~~real estate investment trust~~ Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended~~. Except as otherwise provided pursuant to the Articles of Incorporation of the Company, no Person may (i) Beneficially~~  (the "Code"). Subject to certain further restrictions and except as expressly provided in the Company's Charter, (i) no Person may Beneficially or Constructively Own shares of the Company's Common Stock in excess of 9.8 percent (in value or number of shares) of the outstanding shares of Common Stock of the Company unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own shares of Equity Stock ~~in excess of 9.8% (or such greater percentage as may be determined by the Board of Directors of the Company) of the number or value of the outstanding~~ of the Company in excess of 9.8 percent of the value of the total outstanding shares of Equity Stock of the Company, ~~(ii) Beneficially~~ unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Equity Stock that would result in the ~~Equity Stock being Beneficially Owned by fewer than 100 Persons (determined without reference to any rules of attribution), (iii) Beneficially Own Equity Stock that would result in the~~ Company being "closely held" under ~~Section 856(h) of the Code, or (iv) Constructively Own Equity Stock that would~~ Section 856(h) of the Code or otherwise cause the Company to ~~Constructively Own 10% or more of the membership interests in a tenant of the Company's real property within the meaning of Section 856(d)(2)(B) of the Code. Any Person who purports or proposes to Beneficially Own~~ fail to qualify as a REIT; and (iv) no Person may Transfer shares of Equity Stock if such Transfer would result in the Equity Stock of the Company being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Equity Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Equity Stock in excess or in violation of the above limitations ~~is in violation~~ must immediately notify the Company. If any of the restrictions on transfer ~~and any securities so transferred shall be designated as Excess Stock and held in trust by the Company. Any Person who purports or proposes to Beneficially Own or Constructively Own~~ or ownership are violated, the shares of Equity Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the ~~above limitations must notify the Company in writing immediately, in the case of a purported Transfer, and at least 15 days prior to a proposed Transfer~~ restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the ~~Articles of Incorporation of the Company, a copy of which, including the restrictions on transfer, will be sent without charge to each stockholder who so requests. If the restrictions on transfer are violated, the securities represented hereby will be designated and treated as shares of Excess Stock which will be held in trust by the Company with consequent loss of voting and dividend rights and the right to realize any further appreciation in value. Any Person in possession of certificates representing shares of Excess Stock shall be required to surrender such certificates to the Company for registration in the name of the Excess Share Trust; provided that, the failure to do so shall not affect the Transfer of the Excess Stock to the Excess Share Trust.~~

      ~~Section 13. Severability. If any provision of this Article IX or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions shall be affected only to the extent necessary to comply with the determination of such court.~~

      ~~Section 14. Excess Share Trust. Upon any purported Transfer that results in Excess Stock pursuant to Section 3 of this Article IX, such Excess Stock shall be deemed to have been transferred to the Company, as trustee of an Excess Share Trust for the benefit of such Beneficiary or Beneficiaries to whom an interest in such Excess Stock may later be transferred pursuant to Section 17 of this Article IX. Shares of Excess Stock so held in trust shall be issued and outstanding stock of the Company. The Prohibited Owner shall have no rights in such Excess Stock except the right to designate a Beneficiary of an interest in the Excess Share Trust (representing the number of shares of Excess Stock held by the Excess Share Trust attributable to a purported Transfer that resulted in the Excess Stock upon the terms specified in Section 17 of this Article IX). The Prohibited Owner shall have no rights in such Excess Stock except as provided in Section 17 of this Article IX. Any Person in possession of certificates representing shares of Excess Stock shall be required to surrender such certificates to the Company for registration in the name of the Excess Share Trust; provided that, the failure to do so shall not affect the Transfer of the Excess Stock to the Excess Share Trust as provided in the first sentence of this Section 14.~~

      ~~Section 15. No Distributions for Excess Stock. The holder of any Excess Stock or any beneficiary of the Excess Share Trust established pursuant to Section 14 of this Article IX shall not be entitled to any distributions (whether as dividends or as distributions upon liquidation, dissolution or winding up). Any dividend or distribution paid prior to the discovery by the Company that the shares of Equity Stock have been Transferred so as to be deemed Excess Stock shall be repaid to the Company upon demand.~~

      ~~Section 16. No Voting Rights for Excess Stock. The Prohibited Owner of shares of Excess Stock shall not be entitled to vote on any matter with respect to those shares of Excess Stock.~~

      ~~Section 17. Non-Transferability of Excess Stock. Excess Stock shall not be transferable. The Prohibited Owner may freely designate a Beneficiary of an interest in the Excess Share Trust (representing the number of shares of Excess Stock held by the Excess Share Trust attributable to a purported Transfer to a Prohibited Owner that resulted in the Excess Stock), if: (i) the shares of Excess Stock held in the Excess Share Trust would not be Excess Stock in the hands of such Beneficiary; and (ii) the Prohibited Owner does not receive a price for designating such Beneficiary that reflects a price per share for such Excess Stock that exceeds (a) the price per share such Prohibited Owner paid for the Equity Stock in the purported Transfer that resulted in the Excess Stock, or (b) if the Prohibited Owner did not give value for such Excess Stock (through a gift, devise or other transaction in which no consideration is paid), a price per share equal to the Market Price for the shares of the Excess Stock on the date of the purported Transfer that resulted in the Excess Stock(any amount in excess of such price shall be paid over to the Company). Upon such transfer to such Beneficiary of an interest in the Excess Share Trust, the corresponding shares of Excess Stock in the Excess Share Trust shall be automatically exchanged for an equal number of shares of Equity Stock and such shares of Equity Stock shall be transferred of record to the Beneficiary of the interest in the Excess Share Trust if such shares of Equity Stock would not be Excess Stock in the hands of such Beneficiary. Prior to any transfer of any interest in the Excess Share Trust, the Prohibited Owner must give advance notice to the Company of the intended transfer and the Company must have waived in writing its purchase rights under Section 18 of this Article IX.~~

      ~~Notwithstanding the foregoing, if a Prohibited Owner receives a price for designating a Beneficiary of an interest in the Excess Share Trust that exceeds the amounts allowable under this Section 17 of this Article IX, such Prohibited Owner shall pay, or cause such Beneficiary to immediately pay, such excess to the Company.~~

      ~~If any of the foregoing restrictions on transfer of Excess Stock are determined to be void, invalid or unenforceable by any court of competent jurisdiction, then the Prohibited Owner may be deemed, at the option of the Company, to have acted as an agent of the Company in acquiring such Excess Stock and to hold such Excess Stock on behalf of the Company.~~

      ~~Section 18. Call by Company on Excess Stock. Shares of Excess Stock~~ charter of the Company, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Equity Stock of the Company on request and without charge.</r>

      <r>Instead of the foregoing legend, the certificate may state that the Company will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.</r>

      <r>Section 3. Transfer of Equity Stock in Trust.
        Section 3.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 2.1(b) that would result in a transfer of shares of Equity Stock to a Trust, such shares of Equity Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 2.1(b). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section 3.6.
        Section 3.2 Status of Shares Held by the Trustee. Shares of Equity Stock held by the Trustee shall be issued and outstanding shares of Equity Stock of the Company. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.
        Section 3.3 Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Equity Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Company that the shares of Equity Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the shares of Equity Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee's sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the shares of Equity Stock have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article IX, until the Company has received notification that shares of Equity Stock have been transferred into a Trust, the Company shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.
        Section 3.4 Sale of Shares by Trustee. Within 20 days of receiving notice from the Company that shares of Equity Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 3.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that shares of Equity Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 3.4, such excess shall be paid to the Trustee upon demand.
        Section 3.5 Purchase Right in Stock Transferred to the Trustee. Shares of Equity Stock transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of ~~:~~(i) the price per share in the transaction that ~~created~~ resulted in such ~~Excess Stock~~ transfer to the Trust (or, in the case of a devise or gift ~~or other Transfer in which no consideration is paid~~, the Market Price at the time of such devise or gift) ~~;~~ and (ii) the Market Price ~~of the Equity Stock to which such Excess Stock relates~~ on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer ~~for a period of 90 days after the later of: (i) the date of the Transfer which resulted in such Excess Stock; and (ii) the date the Board of Directors determines in good faith that a Transfer resulting in Excess Stock has occurred, if the Company does not receive a notice of such Transfer pursuant to Section 5 of this Article IX; provided however, that the Company shall have no such right after any permitted Transfer pursuant to and in compliance with the terms of Section 17~~ until the Trustee has sold the shares held in the Trust pursuant to Section 3.4. Upon such a sale to the Company, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.
        Section 3.6 Designation of Charitable Beneficiaries. By written notice to the Trustee, the Company shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Equity Stock held in the Trust would not violate the restrictions set forth in Section 2.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.</r>
      <r>Section 4. NYSE Transactions. Nothing in this Article IX shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article IX and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article IX.</r>
      <r>Section 5. Enforcement. The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article IX.</r>
      <r>Section 6. Non-Waiver. No delay or failure on the part of the Company or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board of Directors, as the case may be, except to the extent specifically waived in writing.</r>

  ARTICLE X

  INVESTMENT RESTRICTIONS

  The investment policies set forth in this Article X shall be approved by a majority of the Independent Directors. Subject to the restrictions set forth in this Article X and so long as the Company qualifies as a REIT, a majority of the Directors (including a majority of the Independent Directors) may set the investment policies if they determine that such policies are in the best interests of the Company. The Independent Directors shall review the Company's investment policies at least annually to determine that the policies being followed are in the best interests of the Stockholders.

  The Company shall not make investments in: (i) any foreign currency or bullion; (ii) short sales; and (iii) any security in any entity holding investments or engaging in activities prohibited by these Articles.

  In addition to other investment restrictions imposed by the Directors from time to time consistent with the Company's objective to qualify as a REIT, the Company will observe the following restrictions on its investments:

        (a) Not more than 10% of the Company's total assets will be invested in unimproved real property or mortgage loans on unimproved real property. For purposes of this paragraph, "unimproved real properties" does not include properties (i) acquired for the purpose of producing rental or other operating income, (ii) having development or construction in process, and (iii) under contract or planned for development or construction within one year from the Company's purchase thereof;
        (b) The Company may not invest in commodities or commodity future contracts. Such limitation is not intended to apply to interest rate futures, when used solely for hedging purposes;
        (c) The Company may not invest in contracts for the sale of real estate;
        (d) The Company may not invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property. Mortgage indebtedness on any property shall not exceed such property's appraised value. In cases in which the majority of Independent Directors so determine, and in all cases in which the mortgage loan involves the Advisor, the Sponsor, the Directors or any Affiliates, such appraisal must be obtained from an Independent Expert concerning the underlying property. The appraisal shall be maintained in the Company's records for at least five years, and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee's or owner's title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained. The Company may not invest in real estate contracts of sale otherwise known as land sale contracts;
        (e) The Company may not make or invest in mortgage loans, including construction loans, on any one property, if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria provided that such loans would in no event exceed the appraised value of the property at the date of the loans;
        (f) The Company may not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of the Advisor, the Sponsor, any Director or Affiliates thereof;
        (g) The Company may not acquire securities in any company holding investments or engaging in activities prohibited by this Article X;
        (h) The Company shall not invest in equity securities unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approves the transaction as being fair, competitive and commercially reasonable. Investments in entities affiliated with the Sponsor, the Advisor, any Directors or Affiliates thereof are subject to the restrictions on joint venture investments. Notwithstanding these restrictions, the Company may purchase its own securities, when traded on a secondary market or on a national securities exchange or market, if a majority of the Directors (including a majority of the Independent Directors) determine such purchase to be in the best interests of the Company;
        (i) The Company may not engage in any short sale or borrow, on an unsecured basis, if such borrowing will result in an Asset Coverage of less than 300%;
        (j) To the extent the Company invests in Properties, a majority of the Directors shall approve the consideration paid for such Properties, based on the fair market value of the Property. If a majority of the Independent Directors determine, such fair market value shall be determined by a qualified independent real estate appraiser selected by the Independent Directors. In the event the Company acquires Property from the Advisor, the Sponsor, any Director, or Affiliates, the provisions of Section 6 of Article VIII are applicable;
        (k) The Company may not invest in indebtedness (herein called "Junior Debt") secured by a mortgage on real property which is subordinate to the lien of other indebtedness (herein called "Senior Debt"), except where the amount of such Junior Debt, plus the outstanding amount of the Senior Debt, does not exceed 90% of the appraised value of such Property, if after giving effect thereto, the value of all such investments of the Company (as shown on the books of the Company in accordance with generally accepted accounting principles, after all reasonable reserves but before provision for depreciation) would not then exceed 25% of the Company's tangible assets. The value of all investments in Junior Debt of the Company which does not meet the aforementioned requirements shall be limited to 10% of the Company's tangible assets (which would be included within the 25% limitation);
        (l) The Company may not engage in trading, as compared with investment activities; and
        (m) The Company may not engage in underwriting or the agency distribution of securities issued by others.

  ARTICLE XI

  STOCKHOLDERS

      Section 1. Access to Records. Any Stockholder and any designated representative thereof shall be permitted access to all records of the Company at all reasonable times, and may inspect and copy any of them for the purposes specified below. Inspection of the Company's books and records by a state securities administrator shall be provided upon reasonable notice and during normal business hours. In addition, an alphabetical list of names, addresses and business telephone numbers of the Stockholders of the Company along with the number of shares of Equity Stock held by each of them (the "Stockholder List") shall be maintained and updated quarterly as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder's designated agent at the business office of the Company upon the request of the Stockholder. A copy of the Stockholder List shall be mailed to any Stockholder requesting the Stockholder List within ten days of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for expenses incurred in reproducing such list. The permitted purposes for which a Stockholder may request a copy of the Stockholder List include, without limitation, matters relating to Stockholders' voting rights under these Articles and the exercise of Stockholders' rights under federal proxy laws. If the Advisor or the Directors of the Company neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested in accordance with and as required by applicable law and these Articles, the Advisor and the Directors shall be liable to any Stockholder requesting the Stockholder List, for the costs, including reasonable attorneys' fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense to such liability that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such Stockholder List or copies thereof, or of using the same for a commercial purpose or other purpose not in the interest of the applicant as a Stockholder relative to the affairs of the Company). The Company may require the Stockholder requesting the Stockholder List to represent that the Stockholder List is not requested for a commercial purpose unrelated to the Stockholder's interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.
      Section 2. Reports and Meetings.
          (a) Reports. Each year the Company shall prepare an annual report of its operations. The report shall include a balance sheet, an income statement, and a surplus statement. The financial statements in the annual report shall be certified by an independent certified public accountant based on the accountant's examination of the books and records of the Company in accordance with generally accepted auditing procedure. The annual report shall also include: (i) the ratio of the costs of raising capital during the period to the capital raised; (ii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iii) the Total Operating Expenses of the Company stated as a percentage of Average Invested Assets and as a percentage of Net Income; (iv) a report from the Independent Directors that they believe the policies being followed by the Company are in the best interests of the Stockholders~~,~~. and the basis for such determination; and (v) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, the Advisor, the Directors and any Affiliates thereof occurring in the year for which the annual report is made. Independent Directors shall examine and comment in the annual report on the fairness of all transactions involving the Company. The annual report shall be submitted to each Stockholder at or before the annual meeting of the Stockholders and shall be placed on file at the Company's principal office within the earlier of 20 days after the annual meeting of Stockholders or 120 days after the end of the Company's fiscal year.
          (b) Meetings. Meetings of Stockholders shall be held at any place in the United States as is provided in the Bylaws or as set by the Board of Directors under provisions in the Bylaws.

  There shall be an annual meeting of the Stockholders of the Company to elect Directors and transact any other business within a reasonable period (not less than 30 days) following delivery of the annual report, but within six months after the end of each fiscal year. The Directors, including the Independent Directors, are required to take reasonable steps to insure that the requirements of this Article XI are met. Special meetings of the Stockholders may be called by the President, a majority of the Directors or a majority of the Independent Directors, or any other person specified in the Bylaws, and shall be called by the Secretary of the Company upon written request (which states the purpose of the meeting and the matter(s) to be acted upon) of Stockholders holding in the aggregate not less than 10% of the outstanding shares of Equity Stock entitled to vote at such meeting. Upon receipt of such a written request, the Secretary of the Company) shall inform the Stockholders making the request of the reasonably estimated cost of preparing and mailing a Notice of such meeting~~;~~, and upon payment of these costs to the Company, notify each Stockholder entitled to Notice of the meeting not less than fifteen (15) nor more than sixty (60) days prior to the date of such meeting.

  Except as provided in the fourth sentence of the second paragraph of Section 2(c) of this Article XI, notice of any annual or special meeting of Stockholders shall be given not less than 10 nor more than 90 days before such meeting and shall state the purpose of the meeting and the matters to be acted upon.

  ARTICLE XII

  ELECTION

      <r>Section 1. Election. Pursuant to the authority granted by Section ~~3603(e)(1)(iii)~~ 3-603(e)(1)(iii) of the Maryland General Corporation Law, the Company hereby elects not to be governed by the provisions of Section ~~3602~~ 3-602 of the Maryland General Corporation Law, in whole as to business combinations involving the Company and The Inland Group, Inc., a Delaware corporation, or any of the Affiliates of The Inland Group, Inc.</r>

  ARTICLE XIII

  ROLL-UPS

      Section 1. Appraisal. In connection with a proposed Roll-Up, an appraisal of all of the Company's assets shall be obtained from an Independent Expert. The appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity and shall be filed with the Securities and Exchange Commission and the state regulatory commissions as an exhibit to the registration statement for the offering of the Roll-Up Entity's shares. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act of 1933, as amended, and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal.

      The Company's assets shall be appraised in a consistent manner. The appraisal shall:

          (a) be based on an evaluation of all relevant information;
          (b) indicate the value of the Company's assets as of a date immediately prior to the announcement of the proposed Roll-Up transaction; and
          (c) assume an orderly liquidation of the Company's assets over a 12-month period.

      The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and its Stockholders. A summary of the independent appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to the Stockholders in connection with the proposed Roll-Up.

      Section 2. Stockholder Options. Stockholders who vote "no" on the proposed Roll-Up shall have the choice of:
          (a) accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or
          (b) one of either~~;~~:
            (i) remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as previously existed, or
            (ii) receiving cash in an amount equal to the Stockholder's pro rata share of the appraised value of the net assets of the Company.
      Section 3. Restrictions. The Company may not participate in any proposed Roll-Up which would:
          (a) result in the Stockholders having rights to meetings less frequently or which are more restrictive to Stockholders than those provided in these Articles;
          (b) result in the Stockholders having voting rights that are less than those provided in these Articles;
          (c) result in the Stockholders having greater liability than as provided in these Articles;
          (d) result in the Stockholders having rights to receive reports that are less than those provided in these Articles;
          (e) result in the Stockholders having access to records that are more limited than those provided in these Articles;
          (f) include provisions which would operate to materially impede or frustrate the accumulation of shares of Equity Stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity);
          (g) limit the ability of an investor to exercise the voting rights of its securities in the Roll-Up Entity on the basis of the number of shares of Equity Stock held by that investor;
          (h) result in investors in the Roll-Up Entity having rights of access to the records of the Roll-Up Entity that are less than those provided in these Articles; or
          (i) place any of the costs of the transaction on the Company if the Roll-Up is not approved by a majority of the shares of Equity Stock;

      provided, however, that nothing herein shall be construed to prevent participation in any proposed Roll-Up which would result in Stockholders having rights and restrictions comparable to those contained in this Article XIII. Approval of a majority of the voting shares of Equity Stock is required for the Company to engage in any Roll-Up which is in conformity with this Article XIII.

      Section 4. General. The provisions of this Article XIII will cease to apply if the Board of Directors determines that it is no longer in the best interests of the Company to attempt, or continue, to qualify as a REIT.

  ARTICLE XIV

  AMENDMENTS AND EXTRAORDINARY ACTIONS

      Section 1. General. The Company reserves the right from time to time to make any amendment to these Articles, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in these Articles, of any unissued shares of Equity Stock. All rights and powers conferred by these Articles on Stockholders, Directors and officers are granted subject to this reservation. All references to these Articles shall include all amendments thereto.
      Section 2. Stockholders Approval. Subject to (a) the provisions of any class or series of Equity Stock at the time outstanding, (b) the restrictions on Roll-Ups described in Article XIII hereof so long as applicable, (c) the limitations described in Article IX hereof, and (d) Section 3 of this Article XIV, the Directors may not, without the approval of holders of at least a majority of the outstanding voting shares of Equity Stock: (i) amend these Articles or sell all or substantially all of the Company's assets other than in the ordinary course of the Company's business or in connection with liquidation and dissolution; nor (ii) except in each case to the extent the Maryland General Corporation Law permits such transactions to be approved solely by the Board of Directors, cause a merger, consolidation or share exchange of the Company; nor (iii) dissolve or liquidate the Company. The Company shall deem a sale of two-thirds or more of the Company's assets, based on the total number of Properties and mortgages owned by the Company, or the current fair market value of such Properties and mortgages, as a sale of "substantially all of the Company's assets."
      <r>Section 3. By Stockholders. Notwithstanding ~~anything to the contrary in these Articles, and if permitted by the Maryland General Corporation Law,~~ any provision of law permitting or requiring such action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, the holders of a majority of the then outstanding voting shares of Equity Stock may, ~~without the necessity of any concurrence, approval, or resolution by the Board of Directors~~ at a duly called meeting of such holders, vote to (i) amend these Articles, or (ii) dissolve the Company. Such ~~vote may be taken at a meeting called by the holder(s) of~~ action may also be taken by written consent of such holders. In the event that the holders of the then outstanding voting shares of Equity Stock ~~representing not less than a majority of the then outstanding voting shares of Equity Stock upon not less than thirty (30) days prior written notice or by written consent signed by such majority. In the event such vote or written consent of the majority of then outstanding voting shares of Equity Stock directs~~ direct the amendment of these Articles or the dissolution of the Company, the proper officers of the Company shall promptly file such documents and take all such corporate action as is necessary to accomplish such amendment or dissolution.</r>

  ARTICLE XV

  LIMITATION OF LIABILITY AND INDEMNIFICATION

      Section 1. Limitation of Stockholder Liability. No Stockholder shall be personally liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of its being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Property or the affairs of the Company.
      <r>Section 2. Limitation of Director and Officer Liability. ~~A Director who performs his duties in accordance with the standards provided by Section 2-405.1 of the Maryland General Corporation Law shall have no liability by reason of being or having been a Director.~~ To the maximum extent that ~~the Maryland General Corporation Law and the general laws of the State of Maryland~~ Maryland law, in effect from time to time, ~~permit~~ permits limitation of the liability of ~~Directors~~ directors and officers of a corporation, no Director or officer of the Company shall be liable to the Company or to any Stockholder for money damages ~~except to the extent that (i) the Director or officer actually received an improper benefit or profit in money, property or services, in which case the liability shall not exceed the amount of the benefit or profit in money, property or services actually received; or (ii) a judgment or other final adjudication adverse to the Director or officer is entered in a proceeding based on a finding in the proceeding that the Director's or officer's action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding~~. Neither the amendment nor repeal of this Section 2, nor the adoption or amendment of any other provision of these Articles inconsistent with this Section 2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. ~~In the absence of any Maryland statute limiting the liability of Directors and officers of a Maryland corporation for money damages in a suit by or on behalf of the Company or by any Stockholder, no Director or officer of the Company shall be liable to the Company or to any Stockholder for money damages except to the extent that (i) the Director or officer actually received an improper benefit or profit in money, property or services, in which case the liability shall not exceed the amount of the benefit or profit in money, property or services actually received; or (ii) a judgment or other final adjudication adverse to the Director or officer is entered in a proceeding based on a finding in the proceeding that the Director's or officer's action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.</r>~~
      Section 3. Indemnification.
          (a) Subject to paragraphs (b), (c) and (d) of this Section 3, the Company shall, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted and, without limiting the generality of the foregoing, in accordance with Section 2-418 of the Maryland General Corporation Law, indemnify and pay, advance or reimburse reasonable expenses to any Director, officer, employee and agent of the Company and the Advisor and its Affiliates (each an "Indemnified Party").
          (b) As long as the Company qualifies as a REIT, it shall not indemnify nor pay, advance or reimburse expenses to an Indemnified Party unless: (i) the Indemnified Party has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interest of the Company; (ii) the Indemnified Party was acting on behalf of or performing services on the part of the Company; (iii) such liability or loss was not the result of negligence or misconduct on the part of the Indemnified Party except that in the event the Indemnified Party is or was an Independent Director, such liability or loss shall not have been the result of gross negligence or willful misconduct; and (iv) such indemnification or agreement to be held harmless is recoverable only out of the Net Assets of the Company and not from the Stockholders.
          (c) As long as the Company qualifies as a REIT and notwithstanding anything to the contrary in Section 3(b) of this Article XV, the Company shall not indemnify a Director, officer, employee or agent of the Company or the Advisor or its Affiliates for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Indemnified Party; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnified Party; or (iii) a court of competent jurisdiction approves a settlement of the claims and finds that indemnification of the settlement and related costs should be made and the court considering the request has been advised of the position of the Securities and Exchange Commission (the "Commission") and the published opinions of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.
          <r>(d) The Company, may advance amounts to an Indemnified Party for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought only in accordance with Section 2-418 of the Maryland General Corporation Law, and, as long as the Company qualifies as a REIT, only if all of the following conditions are satisfied: (i) the legal action relates to ~~acts~~ aces or omissions with respect to the performance of duties or services by the Indemnified Party, for or on behalf of the Company; (ii) the legal action is initiated by a third party who is not a Stockholder or the legal action is initiated by a Stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iii) the Indemnified Party receiving such advances undertakes in writing to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which such party is found not to be entitled to indemnification.</r>
          (e) The Company shall have the power to purchase and maintain insurance or provide similar protection on behalf of an Indemnified Party against any liability asserted which was incurred in any such capacity with the Company or arising out of such status; provided, however, that the Company shall not incur the costs of any liability insurance which insures any person against liability for which he, she or it could not be indemnified under these Articles. Nothing contained herein shall constitute a waiver by any Indemnified Party of any right which he, she or it may have against any party under federal or state securities laws. The Company shall also have power to enter into any contract for indemnity and advancement of expenses with an officer, employee or agent who is not a Director to such further extent consistent with law.

  <r>ARTICLE ~~XVIMISCELLANEOUS~~ XVI</r>

  INITIAL INVESTMENT BY THE ADVISOR

~~<r>Section 1. Choice of Law. These Articles and the Bylaws, as amended, shall be construed in accordance with the laws of the State of Maryland and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws; provided, however, that causes of action for violations of federal or state securities laws shall not be governed by this Section 1.</r>~~

~~<r>Section 2. Initial Investment by the Advisor.~~ The Company is the general partner of the Operating Partnership. The Operating Partnership will be capitalized through (i) a $200,000 cash contribution by the Company, for which the Company will receive 20,000 GP Common Units, and (ii) a $2,000 cash contribution by the Advisor, for which the Advisor will receive 200 LP Common Units. The Advisor will purchase 20,000 shares of Common Stock for $10 per share, or an aggregate of $200,000, in connection with the organization of the Company. The Advisor shall not sell the Initial Investment represented by the LP Common Units and the 20,000 shares of Common Stock while the Advisor remains as the Advisor but may transfer some or all of the Initial Investment represented by the LP Common Units and the 20,000 shares of Common Stock to an Affiliate.</r>

~~<r>Section 3. Reliance by Third Parties. Any certificate shall be final and conclusive as to any Person dealing with the Company if executed by an individual who, according to the records of the Company or of any recording office in which these Articles may be recorded, appears to be the Secretary or an Assistant Secretary of the Company or a Director, and if certifying to: (a) the number or identity of Directors, officers of the Company or Stockholders; (b) the due authorization of the execution of any document; (c) the action or vote taken, and the existence of a quorum, at a meeting of the Board of Directors or Stockholders; (d) a copy of these Articles or of the Bylaws as a true and complete copy as then in force; (e) an amendment to these Articles; (f) the termination of the Company; or (g) the existence of any fact which relates to the affairs of the Company. No purchaser, lender, transfer agent or other Person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made on behalf of the Company by the Directors or by any officer, employee or agent of the Company.</r>~~

~~<r>Section 4. Severability.~~

~~(a) The provisions of these Articles are severable, and if the Board of Directors shall determine, with the advice of counsel, that any one or more of such provisions (the "Conflicting Provisions") are in conflict with the REIT provisions of the Code or other applicable federal or state laws, the Conflicting Provisions shall be deemed never to have constituted a part of these Articles, even without any amendment of these Articles pursuant to Article XVI hereof; provided, however, that such determination by the Board of Directors shall not affect or impair any of the remaining provisions of these Articles or render invalid or improper any action taken or omitted prior to such determination. No Director shall be liable for making or failing to make such a determination.~~

~~(b) If any provision of these Articles shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of these Articles in any jurisdiction.</r>~~

~~<r>Section 5. Construction. In these Articles, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include all genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of these Articles.</r>~~

~~<r>Third: The second amendment~~ Third: The third amendment to and restatement of the charter of the Company, as hereinabove set forth, ~~has~~ have been duly advised by the Board of Directors and approved by the stockholders of the Company, as required by law.</r>

<r>Fourth: The current address of the principal office of the Company is as set forth in Article IV of the foregoing ~~second~~ third amendment and restatement of the charter.</r>

<r>Fifth: The name and address of the Company's current registered agent ~~is~~ are as set forth in Article IV of the foregoing ~~second~~ third amendment and restatement of the charter.</r>

<r>Sixth: The number of directors of the Company and the names of those currently in office are as set forth in Article VII of the foregoing ~~second~~ third amendment and restatement of the charter.</r>

~~<r>We~~ Seventh: The undersigned Chief Executive Officer acknowledges these Third Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer ~~and Secretary swear under penalties of perjury that the foregoing is a corporate act.~~

acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.</r>

<r>IN WITNESS WHEREOF, the Company has caused these Third Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this ____ day of _________, 2001.</r>

<r>ATTEST:	INLAND RETAIL REAL ESTATE TRUST, INC.

(SEAL)
Scott W. Wilton Secretary	Robert D. Parks, Chief Executive Officer

~~Samuel A. Orticelli, Secretary~~

~~Doc #:CH02 (41050-00291) 1195762v1;11/14/2000/Time:18:06</r>~~